UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders

UBS Relationship Funds

Annual Report  |  December 31, 2016

President’s letter

February 17, 2017

Dear Shareholder,

After Donald Trump’s surprise victory in the US presidential election, many investors may wonder about the implications for financial markets. We believe that political developments in Washington, D.C. will likely have two distinct implications for investors over the coming year. The first relates to how markets will react to new government policies, especially budget and protectionist trade policies that may influence interest rate and inflation expectations. The second pertains to federal regulatory changes that will likely continue to shape the way we invest. In light of the likely policy developments ahead, we continue to believe in the importance of investment planning that is oriented around long-term goals.

The push-and-pull relationship between central bank interest rate policy and government spending is likely to define the challenge for markets in 2017. For most of 2016, market participants did not regard low interest rates, slow demand growth or low inflation as likely to change any time soon. But with his campaign commitment to use government spending and lower tax rates to spur demand growth, President Trump’s administration appears to have altered the policy balance, and the “lower interest rates for longer” narrative. Even prior to recent political developments, the structural imbalances and unintended consequences caused by low interest rates and quantitative easing were starting to be seen by some market observers as outweighing the benefits. Consequently, we see increased government spending on the horizon—perhaps in the form of fiscal stimulus aimed at infrastructure development. Combined with protectionist trade policies, we believe that increased fiscal stimulus is potentially inflationary and that this developing trend could have a significant impact on financial markets over the coming year.

It is often the case that incoming Presidential administrations move to halt or delay a predecessor’s unfinished regulatory projects—particularly when there is a shift in the party that controls the executive branch. This theme may prove especially relevant as the Trump administration settles in. President Trump has stated his commitment to deregulation across vast and varying sectors of the economy. Some deregulation may focus on the financial industry, so investors should watch for notices about regulatory changes. We encourage you to carefully read any mail that you receive pertaining to your investments, and to reach-out to your financial advisor with any questions that you may have.

As we embark on 2017, it may be helpful to remember the axiom that changes also bring opportunities. For investors, this is doubly true. While government policies may influence financial markets, they may also create opportunities for active asset managers to exploit on shareholders’ behalf. And, as regulatory changes to the investment environment may cause some confusion, they may also create an opportunity to engage with your advisor on your long-term investment plan. We believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the power to deliver better

President’s letter

investment outcomes. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

UBS Relationship Funds

Managing Director

UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of February 17, 2017. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

A continued modest economic expansion

The US economy faced a number of headwinds but overcame these challenges and continued to expand during the reporting period. That being said, the overall pace was fairly tepid. The US Commerce Department reported that gross domestic product (“GDP”) grew at a 0.9% seasonally adjusted annualized rate during the first quarter of 2016. After a disappointing 0.8% expansion during the second quarter, GDP grew 3.5% during the third quarter. This was the strongest growth rate since the third quarter of 2014. Finally, the Commerce Department’s initial reading showed that fourth-quarter 2016 GDP grew 1.9%.1

After taking its first step to normalizing monetary policy in late 2015, the US Federal Reserve Board (“Fed”) kept rates unchanged during its first seven meetings in 2016. Then, as widely anticipated, the Fed raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. In its statement following the December meeting the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

From a global perspective, the International Monetary Fund (“IMF”) maintained its forecast for generally modest growth. In the IMF’s October 2016 World Economic Outlook Update it said, “The forces shaping the global outlook—both those operating over the short term and those operating over the long term—point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF estimates 2017 growth in the eurozone will be 1.5%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.6% in 2017, compared to 0.5% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.6% in 2017, versus 4.2% in 2016.

Global equities generate mixed results

The global equity market experienced several setbacks and generated mixed results during the reporting period. Equities started the period on a weak note, due to concerns over moderating growth in China and falling oil prices. While the UK’s vote to leave the European Union (“Brexit”), mixed economic data and several geopolitical issues triggered periods of volatility, equities generally rose from March through September 2016. After a period of weakness in October, US equities rallied sharply following the November elections given expectations for improving growth due to increased infrastructure spending by the Trump administration. However, international equities posted mixed results over the last two months of the year. All told, the US stock market, as measured by the S&P 500 Index,2 gained 11.96% for the 12 months ended December 31, 2016. International developed equities, as measured by the MSCI EAFE Index (net),3 rose a lackluster 1.00% during the reporting period. In contrast, emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 returned 11.19% for the same period.

[1]	Based on the Commerce Department’s initial estimate announced on January 27, 2017, after the reporting period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Risk is rewarded in the fixed income market

The global fixed income market generated solid results over the first half of the reporting period but gave back a portion of those gains late in the year. In the US, Treasury yields moved sharply higher after the November elections as investors anticipated an uptick in growth and inflation. Additionally, in December the Fed increased its projection for the number of rate hikes it would make in 2017. For the year as a whole, the yield on the US 10-year Treasury rose from 2.27% to 2.45% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 gained 2.65% for the 12 months ended December 31, 2016. Returns of riskier fixed income securities were far superior. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 gained 17.34% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 10.19% for the same period.

[5]	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar-denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market-capitalization-weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio performance

Over the 12 months ended December 31, 2016, UBS-HALO Emerging Markets Equity Relationship Fund (the “Fund”) gained 11.67%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 11.19%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.)

The outperformance of the Fund over the reporting period was driven by positive selection in the information technology, financials and consumer discretionary sectors, with a number of individual stocks performing very well. By contrast, our underweight exposure to metals and mining stocks detracted from results as commodity prices rallied during the year. Sector positioning, a result of our bottom-driven process, added to performance.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period:

–	Shares of Largan Precision, a supplier of cameras for mobile devices, rose sharply during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Sberbank, Russia’s largest bank, was a substantial contributor to performance. A combination of stronger earnings growth, higher oil price and increased appetite for Russian assets lifted its share price.

–	Banco Bradesco, a key banking franchise in Brazil, was also a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of Lukoil, a leading oil producer, rallied over the reporting period amid a strong recovery in oil prices and some improvement at the corporate level with the announcement of a more transparent dividend policy and disciplined approach to capital allocation.

Country weightings, which are the result of our bottom-up stock selection, also added value during the period, led by the Fund’s overweight in Russia amid higher oil price and increased appetite for Russian assets. By contrast, our overweight to India detracted from results as the market underperformed significantly.

What didn’t work:

•	A few individual stocks had a negative impact on performance:

–	China Resources Land, a Chinese property developer, was the Fund’s largest detractor during the reporting period. The stock fell due to more stringent property measures introduced toward year-end to cool off the Chinese property market. There were also concerns of further controls on property sales.

–	LG Chem, a Korean chemical company, significantly detracted from the Fund’s performance during the reporting period. We closed our position in LG Chem prior to the end of the reporting period. (For additional details, see “Portfolio Highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS-HALO Emerging Markets Equity Relationship Fund

–	Ping An Insurance, a Chinese insurance company, was negatively impacted by weak equity markets and the prospects for lower bond yields in China, which would weigh on insurers ability to reinvest and maintain their investment returns targets.

–	Advanced Semiconductor, a Taiwanese back-end chip manufacturer, detracted from results over the reporting period. We closed our position in Advanced Semiconductor prior to the end of the reporting period. (For additional details, see “Portfolio Highlights.”)

Portfolio highlights

•	Shares of Largan Precision, a supplier of cameras for mobile devices, rallied sharply over the year amid continued spec upgrades and strong adoption of dual cameras, which should continue to drive earnings growth in the next several years.

•	Banco Bradesco, one of Brazil’s largest private banks, posted strong gains on the back of improving sentiment on Brazil amid a political turnaround and increasing signs of the country’s economy bottoming out.

•	Shares of LG Chem, the largest chemical company in Korea, declined on concerns that the rally in oil prices would impact its chemicals margins. This was exacerbated by new regulation regarding the use of lithium batteries in electric vehicles in China, which negatively impacted foreign battery makers.

•	For Advanced Semiconductor, system-in-packages (SiP) was meant to be a major growth driver of results. However, the SiP business has not developed as well as expected and profit opportunities in SiP were revised lower in 2016, weighing on the company’s share price.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS-HALO Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended December 31, 2016 (unaudited)

	1 year	5 years	10 years
UBS-HALO Emerging Markets Equity Relationship Fund (gross of transaction fee)[1]	11.67%	2.10%	2.66%
UBS-HALO Emerging Markets Equity Relationship Fund (net of transaction fee)[2]	10.92	1.96	2.60
MSCI Emerging Markets Index (net)[3]	11.19	1.28	1.84

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund (excluding 0.75% transaction charge) over the 10 years ended December 31, 2016 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio statistics and industry diversification—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
Samsung Electronics Co. Ltd.	7.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.7
Naspers Ltd., Class N	5.1
Alibaba Group Holding Ltd. ADR	4.5
Ping An Insurance Group Co. of China Ltd., H Shares	4.5
Sberbank of Russia PJSC	4.2
China Mobile Ltd.	4.1
Banco Bradesco SA ADR	4.0
Bank Mandiri Persero Tbk. PT	4.0
Infosys Ltd. ADR	3.7
Total	47.0%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
Cayman Islands	13.3%
South Korea	12.4
India	11.7
Russia	10.4
Taiwan	8.8
Total	56.6%

Common stocks	Percentage of net assets
Automobiles	5.58%
Banks	22.83
Beverages	2.03
Containers & packaging	0.87
Electronic equipment, instruments & components	3.03
Food & staples retailing	3.05
Insurance	4.48
Internet software & services	10.51
IT services	3.74
Media	5.14
Metals & mining	2.50
Oil, gas & consumable fuels	7.69
Paper & forest products	2.20
Personal products	2.66
Real estate management & development	2.76
Semiconductors & semiconductor equipment	5.72
Technology hardware, storage & peripherals	7.24
Wireless telecommunication services	4.06
Total common stocks	96.09%

Preferred stock	2.33
Short-term investment	1.35
Total investments	99.77%

Cash and other assets, less liabilities	0.23
Net assets	100.00%

1 The Fund’s portfolio is actively managed and its composition will vary over time.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

December 31, 2016

	Shares	Value
Common stocks: 96.09%
Bermuda: 3.30%
Brilliance China Automotive Holdings Ltd.	1,220,000	$1,680,263

Brazil: 4.89%
Banco Bradesco SA ADR*	235,759	2,053,461
Klabin SA	81,000	440,999

Total Brazil common stocks		2,494,460

Cayman Islands: 13.27%
Alibaba Group Holding Ltd. ADR*	26,200	2,300,622
Baidu, Inc. ADR*	11,000	1,808,510
China Resources Land Ltd.	624,766	1,405,109
Tencent Holdings Ltd.	51,100	1,250,070

Total Cayman Islands common stocks		6,764,311

China: 4.47%
Ping An Insurance Group Co. of China Ltd., H Shares	456,000	2,281,617

Hong Kong: 4.06%
China Mobile Ltd.	195,500	2,072,358

India: 11.68%
Bharat Petroleum Corp. Ltd.	122,533	1,147,337
HDFC Bank Ltd.	97,739	1,737,038
Infosys Ltd. ADR	128,500	1,905,655
Mahindra & Mahindra Ltd.	66,841	1,166,738

Total India common stocks		5,956,768

Indonesia: 4.13%
Bank Central Asia Tbk. PT	54,300	62,472
Bank Mandiri Persero Tbk. PT	2,378,000	2,043,076

Total Indonesia common stocks		2,105,548

Mexico: 2.83%
Grupo Financiero Banorte SAB de CV, Class O	292,200	1,441,995

Poland: 1.82%
Powszechna Kasa Oszczednosci Bank Polski SA*	138,007	928,039

Russia: 10.37%
Lukoil PJSC ADR	28,735	1,612,608
Magnit PJSC GDR[1]	35,178	1,553,109
Sberbank of Russia PJSC	751,124	2,121,318

Total Russia common stocks		5,287,035

	Shares	Value
South Africa: 5.14%
Naspers Ltd., Class N	17,882	$2,622,442

South Korea: 12.40%
LG Household & Health Care Ltd.*	1,911	1,355,959
POSCO	5,990	1,277,053
Samsung Electronics Co. Ltd.	2,473	3,689,639

Total South Korea common stocks		6,322,651

Taiwan: 8.76%
Hon Hai Precision Industry Co. Ltd.	7,100	18,549
Largan Precision Co. Ltd.	13,000	1,528,748
Taiwan Semiconductor Manufacturing Co. Ltd.	518,000	2,917,155

Total Taiwan common stocks		4,464,452

Thailand: 6.77%
Bangkok Bank PCL	281,800	1,255,137
Thai Beverage PCL	1,765,900	1,036,505
Thai Oil PCL	575,900	1,161,916

Total Thailand common stocks		3,453,558

United Kingdom: 2.20%
Mondi plc	54,642	1,121,898
Total common stocks (cost $44,725,281)		48,997,395

Preferred stock: 2.33%
Brazil: 2.33%
Vale SA* (cost $1,118,773)	165,530	1,187,043

Short-term investment: 1.35%
Investment company: 1.35%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $690,201)	690,201	690,201
Total investments: 99.77% (cost $46,534,255)		50,874,639

Cash and other assets, less liabilities: 0.23%		117,505
Net assets: 100.00%		$50,992,144

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

December 31, 2016

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $43,434,264; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,685,660
Gross unrealized depreciation	(2,245,285)

Net unrealized appreciation of investments	$7,440,375

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$48,997,395	$—	$—	$48,997,395
Preferred stock	1,187,043	—	—	1,187,043
Short-term investment	690,201	—	—	690,201
Total	$50,874,639	$—	$—	$50,874,639

At December 31, 2016, $2,992,175 of foreign common stocks were transferred from Level 2 to Level 1 as their valuations are based on unadjusted quoted prices in active markets. At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Affiliated issuer activity

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor earned a management fee from UBS Private Money Market Fund LLC.

Security description	Value 12/31/15	Purchases during the year ended 12/31/16	Sales during the year ended 12/31/16	Value 12/31/16	Net income earned from affiliate for the year ended 12/31/16
UBS Private Money Market Fund LLC	$1,030,275	$7,211,518	$8,241,793	$—	$619

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2016, UBS International Equity Relationship Fund (the “Fund”) returned 2.19%, while the Fund’s benchmark, the MSCI World ex USA Index (net) (the “Index”), returned 2.75%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period. Results from stock selection were mixed by sector, but overall, the Fund’s positioning in the financials sector was the key detractor during the year, despite a strong rebound that occurred as the reporting period progressed.

Portfolio performance summary1

What worked:

Stock selection in the healthcare, information technology (“IT”) and materials sectors contributed to results:

•	The healthcare sector significantly lagged the Index in 2016, largely as a result of investor uncertainty about future US government policy. Avoiding many of the weakest securities, such as Novo-Nordisk (Denmark), Teva Pharmaceutical (Israel), Valeant Pharmaceuticals (Canada) and Novartis (Switzerland) was beneficial for the Fund’s relative performance. Also within the sector, the Fund’s positions in Actelion (Switzerland) and Fresenius SE (Germany) contributed to performance. We closed our position in Actelion prior to the end of the reporting period, as the stock reached our estimate of intrinsic value.

•	In the IT sector, the largest driver of positive results was the Fund’s position in UK-based ARM Holdings. Its shares rallied sharply after the agreed takeover offer from Japanese telecommunication company Softbank. Subsequent to the takeover of ARM Holdings by Softbank, we exited our position in the company prior to the end of the reporting period. The Fund’s position in Japanese electronics and semiconductor company Tokyo Electron was also additive for performance as it outperformed the Index.

•	Positive performance in the materials sector was driven by stock selection in a number of companies, including global miners Rio Tinto and Anglo American (both listed in the UK), Japan’s Shin-Etsu Chemical, Koninklijke DSM of the Netherlands and thyssenKrupp of Germany.

What didn’t work:

•	Stock selection in the financials and consumer sectors drove the Fund’s underperformance during the reporting period.

•	Despite being a source of strong performance in recent months, the Fund’s holdings in the financials sector was the largest detractor from results during the reporting period as a whole. Among the weakest performers was Japanese company Mitsubishi UFJ. It was negatively impacted by the introduction of negative interest rates by the Bank of Japan in January 2016. We subsequently sold the position from the portfolio. Another headwind for results was Mitsui Fudosan, a Japanese real estate developer. While it rebounded toward the end of the reporting period, it was not enough to offset its earlier decline. A number of the Fund’s European financials positions were also negative for performance, including Intesa Sanpaolo of Italy and Lloyds Banking Group of the US. However, shares in both companies have rebounded significantly in recent months. We reduced the Fund’s position in Lloyds Banking Group, and then closed our position in the stock after the end of the reporting period, but Intesa Sanpaolo continues to be held as we see the potential further upside.

•	Japanese consumer discretionary company NHK Spark Plug, along with UK-based Next and Tui Group of the UK detracted from results. UK-listed consumer staples company AB Foods was also a headwind for performance. All three companies were sold and replaced with alternative consumer companies that we felt offered relatively better upside potential.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Equity Relationship Fund

Portfolio highlights

We continued to leverage our global research platform to generate new ideas in a number of sectors that were purchased for the Fund during the year.

•	Within financials, new holdings included French companies Credit Agricole and Societe Generale.

•	New consumer stocks included food and staples retailers Koninklijke Ahold (Netherlands), Tesco (UK) and Wesfarmers (Australia), along with British American Tobacco.

•	Within consumer discretionary, new positions included Sands China, a Hong Kong-listed hotel and casino operator, and specialty retailer ABC-Mart of Japan. A position was also initiated in French automobile company Renault, which replaced the Fund’s position in Daimler of Germany.

•	Deutsche Telekom was introduced as a new telecommunications company during the year.

•	Within the information technology sector, leading UK payment processor Worldpay and German software company SAP were purchased during the reporting period. We also added semiconductor companies Infineon of Germany and Tokyo Electron from Japan.

•	In the industrials sector, French companies Thales (aerospace) and Vinci (a world leader in construction and concessions) were bought during the year, along with MTU Aero Engines of Germany.

•	In materials, Glencore was reintroduced into the portfolio, along with the purchase of Anglo American. Both are UK-based global mining companies.

•	Ireland-listed clinical research organization Icon was added in the healthcare sector, while we introduced energy company Royal Dutch Shell to the portfolio.

We funded these new ideas during the year by selling companies that had performed well and had reached our price target (such as Japan Airlines in the industrials sector), where we saw superior upside from alternatives in similar sectors (such as Danone), or where new information had changed our estimate of fair value (such as Mitsubishi UFJ when negative interest rates were introduced in Japan).

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2016 (unaudited)

	1 year	5 years	10 years
UBS International Equity Relationship Fund	2.19%	6.07%	0.85%
MSCI World ex USA Index (net)[1]	2.75%	6.07%	0.86%

[1]	The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2016 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Portfolio statistics and industry diversification—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
British American Tobacco plc	3.7%
Roche Holding AG	2.6
Royal Dutch Shell plc, Class A	2.4
Toronto-Dominion Bank (The)	2.3
Deutsche Telekom AG	2.3
Sony Corp.	2.3
KDDI Corp.	2.3
Suncor Energy, Inc.	2.2
BP plc	2.2
Fresenius SE & Co. KGaA	2.2
Total	24.5%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
Japan	20.6%
United Kingdom	19.1
Germany	9.9
France	7.8
Canada	5.7
Total	63.1%

Common stocks	Percentage of net assets
Aerospace & defense	1.54%
Airlines	1.53
Auto components	2.61
Automobiles	3.38
Banks	13.61
Biotechnology	2.05
Capital markets	2.69
Chemicals	3.35

Common stocks—(concluded)	Percentage of net assets
Construction & engineering	0.86%
Diversified financial services	3.94
Diversified telecommunication services	3.66
Electric utilities	0.78
Electrical equipment	1.46
Food & staples retailing	3.76
Health care providers & services	2.18
Hotels, restaurants & leisure	2.08
Household durables	2.29
Industrial conglomerates	1.53
Insurance	2.74
IT services	1.29
Life sciences tools & services	1.45
Machinery	2.11
Marine	0.95
Media	0.99
Metals & mining	5.68
Oil, gas & consumable fuels	9.17
Personal products	2.09
Pharmaceuticals	2.63
Real estate management & development	1.28
Semiconductors & semiconductor equipment	2.74
Software	1.23
Specialty retail	1.29
Tobacco	3.74
Trading companies & distributors	1.52
Wireless telecommunication services	2.27
Total common stocks	96.47%

Short-term investment	1.15
Total investments	97.62%

Cash and other assets, less liabilities	2.38

Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2016

	Shares	Value
Common stocks: 96.47%
Australia: 2.23%
Rio Tinto Ltd.	8,468	$366,045
Wesfarmers Ltd.	21,037	639,742

Total Australia common stocks		1,005,787

Austria: 1.85%
Erste Group Bank AG*	28,614	838,104

Bermuda: 1.53%
Jardine Matheson Holdings Ltd.	12,500	690,625

Canada: 5.74%
Husky Energy, Inc.*	42,989	521,574
Suncor Energy, Inc.	30,865	1,009,179
Toronto-Dominion Bank (The)	21,545	1,062,607

Total Canada common stocks		2,593,360

Cayman Islands: 1.14%
Sands China Ltd.	118,800	516,289

Denmark: 0.95%
AP Moller—Maersk A/S, Class B	269	429,257

Finland: 0.80%
Sampo OYJ, Class A	8,060	361,349

France: 7.75%
Credit Agricole SA	47,525	589,320
Renault SA	7,256	645,490
Schneider Electric SE	9,466	658,745
Societe Generale SA	17,133	843,049
Thales SA	3,851	373,472
Vinci SA	5,708	388,752

Total France common stocks		3,498,828

Germany: 9.92%
Deutsche Telekom AG	60,373	1,039,387
Fresenius SE & Co. KGaA	12,575	982,985
Infineon Technologies AG	21,193	368,319
KION Group AG	11,176	621,867
MTU Aero Engines AG	2,803	323,973
SAP SE	6,375	555,708
thyssenkrupp AG	24,715	589,008

Total Germany common stocks		4,481,247

Hong Kong: 2.72%
AIA Group Ltd.	155,445	877,003
Power Assets Holdings Ltd.	40,000	352,569

Total Hong Kong common stocks		1,229,572

Ireland: 2.98%
ICON plc*	8,700	654,240
Ryanair Holdings plc ADR*	8,287	689,976

Total Ireland common stocks		1,344,216

Italy: 4.99%
Autogrill SpA	46,803	422,959
Banca Mediolanum SpA	125,258	900,555

	Shares	Value
Intesa Sanpaolo SpA	365,018	$932,157

Total Italy common stocks		2,255,671

Japan: 20.57%
ABC-Mart, Inc.	10,300	583,410
Inpex Corp.	51,700	517,995
KDDI Corp.	40,500	1,025,538
Matsui Securities Co. Ltd.	64,300	554,012
Mitsui Fudosan Co. Ltd.	25,000	578,610
ORIX Corp.	56,300	878,641
Shin-Etsu Chemical Co. Ltd.	11,100	861,123
Sony Corp.	36,900	1,033,989
Sumitomo Electric Industries Ltd.	37,900	546,895
THK Co. Ltd.	14,900	329,680
Tokyo Electron Ltd.	9,200	869,425
Toyota Industries Corp.	13,200	629,082
Toyota Motor Corp.	15,000	882,738

Total Japan common stocks		9,291,138

Jersey: 3.08%
Glencore plc*	135,634	463,605
Shire plc	16,044	926,150

Total Jersey common stocks		1,389,755

Netherlands: 4.83%
Koninklijke Ahold Delhaize NV	27,756	585,224
Koninklijke DSM NV	10,874	651,993
Unilever NV CVA	22,930	944,129

Total Netherlands common stocks		2,181,346

Norway: 1.36%
Telenor ASA	41,112	614,155

Spain: 2.34%
Banco Bilbao Vizcaya Argentaria SA	10,171	68,671
Banco Santander SA	103,041	537,883
Mediaset Espana Comunicacion SA	38,271	449,189

Total Spain common stocks		1,055,743

Switzerland: 2.63%
Roche Holding AG	5,195	1,186,641

United Kingdom: 19.06%
Anglo American plc*	45,702	653,349
Ashtead Group plc	35,356	688,449
BP plc	159,373	1,000,912
British American Tobacco plc	29,638	1,688,043
HSBC Holdings plc	119,649	968,635
Lloyds Banking Group plc	398,554	307,035
London Stock Exchange Group plc	18,414	661,286
Rio Tinto plc	12,683	493,690
Royal Dutch Shell plc, Class A	39,559	1,093,275
Tesco plc*	186,630	475,761
Worldpay Group plc[1]	174,947	581,917

Total United Kingdom common stocks		8,612,352
Total common stocks (cost $42,089,928 )		43,575,435

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2016

	Shares	Value
Short-term investment: 1.15%
Investment company: 1.15%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $521,478)	521,478	$521,478
Total investments: 97.62% (cost $42,611,406)		44,096,913

Cash and other assets, less liabilities: 2.38%		1,076,600
Net assets: 100.00%		$45,173,513

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $43,078,318; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,831,183
Gross unrealized depreciation	(2,812,588)

Net unrealized appreciation of investments	$1,018,595

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver	In exchange for	Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR 785,000	USD 838,323	03/27/17	$8,496
JPMCB	EUR 680,000	USD 712,685	03/27/17	(6,146)
JPMCB	GBP 2,640,000	USD 3,361,464	03/27/17	101,140
JPMCB	HKD 9,380,000	USD 1,208,900	03/27/17	(1,071)
JPMCB	NOK 3,450,000	USD 409,510	03/27/17	9,778
JPMCB	USD 392,546	AUD 525,000	03/27/17	(14,433)
JPMCB	USD 1,496,610	CAD 1,960,000	03/27/17	(35,377)
JPMCB	USD 289,270	CHF 295,000	03/27/17	1,934
JPMCB	USD 139,236	CHF 140,000	03/27/17	(1,038)
JPMCB	USD 296,997	DKK 2,070,000	03/27/17	(2,551)
JPMCB	USD 159,175	GBP 125,000	03/27/17	(4,804)
JPMCB	USD 317,564	ILS 1,205,000	03/27/17	(4,009)
JPMCB	USD 435,806	JPY 51,200,000	03/27/17	4,102
JPMCB	USD 249,360	JPY 28,600,000	03/27/17	(3,630)
JPMCB	USD 1,056,937	SEK 9,620,000	03/27/17	4,153
JPMCB	USD 497,741	SGD 710,000	03/27/17	(7,658)
Net unrealized appreciation on forward foreign currency contracts				$48,886

UBS International Equity Relationship Fund

Portfolio of investments

December 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$43,575,435	$—	$—	$43,575,435
Short-term investment	521,478	—	—	521,478
Forward foreign currency contracts	—	129,603	—	129,603
Total	$44,096,913	$129,603	$—	$44,226,516
Liabilities
Forward foreign currency contracts	$—	$(80,717)	$—	$(80,717)

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Affiliated issuer activity

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor earned a management fee from UBS Private Money Market Fund LLC.

Security description	Value 12/31/15	Purchases during the year ended 12/31/16	Sales during the year ended 12/31/16	Value 12/31/16	Net income earned from affiliate for the year ended 12/31/16
UBS Private Money Market Fund LLC	$273,714	$19,213,553	$19,487,267	$—	$1,929

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2016, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 12.58%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 12.05%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•	Stock selection within the energy sector made a positive contribution to Fund returns. After oil prices bottomed in January of 2016, the sector posted strong performance for the remainder of the year.

–	McDermott International was the Fund’s top performing stock during the 12 months ended December 31, 2016. McDermott provides subsea and deep water drilling services. The stock outperformed as investors became more positive on McDermott’s near-term opportunities to book offshore work in Saudi Arabia, India, Mexico, Trinidad and Qatar. We sold the position as it reached our estimates of fair value.

–	Shares of Oasis Petroleum traded higher as the company’s balance sheet improved following a recent acquisition. Oasis also benefited from investors’ increasingly positive outlook on the Bakken shale, where the company is active.

–	SM Energy was another top performer for the Fund. Oil prices moved higher, benefiting the company’s stock price. In addition, SM Energy announced a step-change acquisition that doubled its footprint in the Midland Basin and reported better-than-expected results.

•	Several stock selection decisions benefited the Fund’s relative performance.

–	Micron Technology was a top contributor, driven by a continued recovery in both DRAM and NAND Flash memory pricing. This in turn resulted from more rational supply and pricing practices in the industry, as well as increased demand for memory. Micron raised earnings guidance during the period after experiencing stronger-than-expected demand in several segments.

–	HeartWare contributed positively to Fund performance during the 12-month period. We sold out of the company as the stock price reached our estimate of fair value following the announcement of its acquisition by Medtronic.

What didn’t work:

•	Several healthcare stocks detracted from Fund returns. The sector was under stress from concerns about potential regulatory actions that would constrain the industry.

–	The Fund’s position in Alnylam Pharmaceuticals was negative for performance. The company’s novel treatment for amyloidosis, an RNA-silencing platform known as Revusiran, was discontinued based on safety concerns. However, Alnylam has seven other programs in mid- to late-stage clinical trials, all of which use newer generation technologies. We continue to believe in Alnylam’s platform, and we anticipate that good results will support higher stock prices.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

–	Impax Laboratories suffered from negative sentiment that caused a decline in other specialty pharmaceutical names. There were no company-specific events that warranted the price decline. Although we view Impax as a longer-term acquisition target for a larger specialty pharma player, we sold the Fund’s position before year-end.

–	Shares of Allergan underperformed after the planned purchase by Pfizer was cancelled. We continue to believe that Allergan has a solid business model with defensible moats around its major product lines, which include dermatology, eye care and urology. The stock trades at an attractive valuation, and we maintain our overweight position.

–	Mallinckrodt underperformed due to election year concerns around drug pricing combined with renewed noise from a well-known short seller that continued to pressure the company’s shares during the fourth quarter of 2016. Unlike many of its specialty pharma peers, who rely exclusively on price increases and M&A to drive earnings growth, we believe Mallinckrodt has invested significant research & development and Medical Affairs resources in their products. We expect these investments to pay off over the coming 12 to 18 months, and we continue to hold the stock.

•	Although the Fund benefited from strong stock selection within the energy sector, Cobalt International Energy was a rare detractor for the reporting period. The market reacted negatively when the company’s deal to sell assets to Sonangol fell through. This weakens Cobalt’s liquidity position and could force fire sale prices on assets if oil prices decline. Given the excellent price-to-value opportunities we are finding across the energy sector, we decided to sell out of Cobalt.

Portfolio highlights

•	Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company’s cash flows and its returns to shareholders. Philip Morris’s regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

•	Mondelez International manufactures and markets snack food and beverage products worldwide. The company’s cookies and chocolate products are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa), as well as in next wave markets like Indonesia and the Middle East. In addition, we see potential for restructuring in the company’s developed markets business, which represents an attractive opportunity to improve profit margins.

•	Lincoln National continues to operate effectively despite the challenging low-interest-rate environment. Price increases in the group insurance business should improve margins, as should the fee-based accumulation businesses. We believe the market is overlooking the stable returns from the company’s variable annuity business, which has never offered the more lucrative guarantees that are now causing headaches and weak results for competitors. We expect that Lincoln National will continue to use free cash flow to repurchase shares, which is accretive to book value given the stock’s significant discount to book value per share.

•	The fundamentally improved competitive position of General Motors allows the company to earn a return close to its cost of capital in what is still a structurally challenged industry. This is an asset-heavy company that has attractive opportunities to optimize its balance sheet, deploy capital strategically and increase operating efficiency. The demand cycle for autos appears to have room to run for several years, barring a significant decline in global growth. GM’s product refresh cycle should boost medium-term demand, pricing and brand image.

UBS U.S. Equity Alpha Relationship Fund

•	The Walt Disney Company has spent considerable capital recently on strategic acquisitions like Lucasfilm and Marvel, as well as capital projects like new cruise ships and theme park expansions at the Magic Kingdom and Disney California Adventure. While new projects will continue, the level of spending should decline as the company shifts to harvesting returns from prior investments and returning cash to shareholders. Disney has superior content in a changing media distributions model. ESPN is the crown jewel in its content assets and should be able to weather any potential disruption to viewing patterns because of the immediacy of sports viewing. Finally, we like Disney’s ability to refresh and reinvent content for new generations, a legacy dating back to the company’s founding in the 1920s.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2016 (unaudited)

	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	12.58%	15.53%	6.26%
Russell 1000 Index[1]	12.05%	14.69%	7.08%

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2016 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—December 31, 2016 (unaudited)

Top ten holdings (long holdings)1

Percentage of net assets
Philip Morris International, Inc.	4.2%
Mondelez International, Inc., Class A	3.8
Facebook, Inc., Class A	3.4
Walt Disney Co. (The)	3.2
Amazon.com, Inc.	3.1
PepsiCo, Inc.	3.0
U.S. Bancorp	2.8
UnitedHealth Group, Inc.	2.7
General Electric Co.	2.5
Allstate Corp. (The)	2.5
Total	31.2%

Top ten holdings (short holdings)1

Percentage of net assets
Under Armour, Inc., Class C	(0.2)%
Under Armour, Inc., Class A	(0.2)
Coty, Inc., Class A	(0.3)
Valero Energy Corp.	(0.3)
Xerox Corp.	(0.3)
Intrexon Corp.	(0.3)
Tesoro Corp.	(0.3)
Stericycle, Inc.	(0.3)
Patterson Cos., Inc.	(0.3)
STERIS plc	(0.3)
Total	(2.8)%

Top five issuer breakdown by country or territory of origin (long holdings)1

Percentage of net assets
United States	109.6%
Bermuda	3.8
Ireland	3.1
Netherlands	2.3
United Kingdom	2.3
Total	121.1%

Issuer breakdown by country or territory of origin (short holdings)1

Percentage of net assets
United Kingdom	(0.3)%
Singapore	(0.5)
United States	(25.7)
Total	(26.5)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—December 31, 2016 (unaudited)

Common stocks	Percentage of net assets
Aerospace & defense	1.66%
Auto components	1.20
Automobiles	2.14
Banks	6.24
Beverages	2.96
Biotechnology	3.71
Chemicals	1.59
Communications equipment	1.19
Consumer finance	1.01
Electronic equipment, instruments & components	2.29
Energy equipment & services	2.24
Equity real estate investment trusts (REITs)	2.38
Food & staples retailing	4.70
Food products	3.84
Health care equipment & supplies	0.72
Health care providers & services	5.40
Hotels, restaurants & leisure	1.99
Household durables	2.93
Industrial conglomerates	2.45
Insurance	10.84
Internet & direct marketing retail	5.66
Internet software & services	3.38
IT services	1.86
Life sciences tools & services	2.32
Machinery	3.03
Media	5.50
Oil, gas & consumable fuels	6.78
Pharmaceuticals	7.93
Road & rail	1.87
Semiconductors & semiconductor equipment	11.61
Software	4.81
Technology hardware, storage & peripherals	1.46
Tobacco	4.18
Wireless telecommunication services	1.39
Total common stocks	123.26%

Short-term investment	1.79
Total investments before investments sold short	125.05%

Investments sold short Common stocks	Percentage of net assets
Aerospace & defense	(0.35	) %
Beverages	(1.04)
Biotechnology	(2.91)
Capital markets	(1.07)
Commercial services & supplies	(1.43)
Communications equipment	(0.60)
Electronic equipment, instruments & components	(0.49)
Food products	(1.09)
Health care equipment & supplies	(2.90)
Health care providers & services	(0.71)
Hotels, restaurants & leisure	(2.40)
Household products	(0.37)
Insurance	(1.09)
Internet software & services	(0.70)
IT services	(0.65)
Life sciences tools & services	(1.65)
Oil, gas & consumable fuels	(0.94)
Personal products	(0.25)
Semiconductors & semiconductor equipment	(3.05)
Software	(0.90)
Specialty retail	(1.58)
Textiles, apparel & luxury goods	(0.39)
Total investments sold short	(26.56)%

Total investments, net of investments sold short	98.49%
Cash and other assets, less liabilities	1.51
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2016

	Shares	Value
Common stocks: 123.26%
Aerospace & defense: 1.66%
United Technologies Corp.[1]	32,517	$3,564,514

Auto components: 1.20%
Delphi Automotive plc	38,000	2,559,300

Automobiles: 2.14%
General Motors Co.[1]	131,181	4,570,346

Banks: 6.24%
JPMorgan Chase & Co.[1]	56,439	4,870,121
U.S. Bancorp[1]	117,435	6,032,636
Wells Fargo & Co.[1]	44,327	2,442,861

		13,345,618

Beverages: 2.96%
PepsiCo, Inc.[1]	60,546	6,334,928

Biotechnology: 3.71%
Alnylam Pharmaceuticals, Inc.*,1	37,126	1,389,997
Biogen, Inc.*	9,970	2,827,293
Emergent BioSolutions, Inc.*	48,024	1,577,108
Lexicon Pharmaceuticals, Inc.*,1	143,027	1,978,063
TG Therapeutics, Inc.*,1	34,552	160,667

		7,933,128

Chemicals: 1.59%
LyondellBasell Industries NV, Class A	39,585	3,395,601

Communications equipment: 1.19%
Arista Networks, Inc.*,1	26,285	2,543,599

Consumer finance: 1.01%
American Express Co.[1]	29,239	2,166,025

Electronic equipment, instruments & components: 2.29%
Dolby Laboratories, Inc., Class A1	54,081	2,443,921
Jabil Circuit, Inc.[1]	103,572	2,451,549

		4,895,470

Energy equipment & services: 2.24%
Halliburton Co.[1]	71,167	3,849,423
Noble Corp. plc[1]	158,500	938,320

		4,787,743

Equity real estate investment trusts (REITs): 2.38%
Digital Realty Trust, Inc.[1]	20,336	1,998,215
Simon Property Group, Inc.[1]	17,400	3,091,458

		5,089,673

Food & staples retailing: 4.70%
Kroger Co. (The)	151,154	5,216,325
Walgreens Boots Alliance, Inc.[1]	58,524	4,843,446

		10,059,771

Food products: 3.84%
Mondelez International, Inc., Class A1	185,291	8,213,950

Health care equipment & supplies: 0.72%
Wright Medical Group NV*	67,206	1,544,394

	Shares	Value
Health care providers & services: 5.40%
Cigna Corp.	22,844	$3,047,161
Laboratory Corp. of America Holdings*	21,257	2,728,974
UnitedHealth Group, Inc.[1]	36,093	5,776,324

		11,552,459

Hotels, restaurants & leisure: 1.99%
Norwegian Cruise Line Holdings Ltd.*	100,100	4,257,253

Household durables: 2.93%
Lennar Corp., Class A1	61,676	2,647,751
Newell Brands, Inc.	80,996	3,616,471

		6,264,222

Industrial conglomerates: 2.45%
General Electric Co.[1]	166,131	5,249,740

Insurance: 10.84%
Allstate Corp. (The)	70,646	5,236,282
Aon plc[1]	35,300	3,937,009
Lincoln National Corp.[1]	68,575	4,544,465
Marsh & McLennan Cos., Inc.	75,686	5,115,617
MetLife, Inc.[1]	80,891	4,359,216

		23,192,589

Internet & direct marketing retail: 5.66%
Amazon.com, Inc.*,1	8,831	6,622,102
Expedia, Inc.[1]	24,235	2,745,341
Priceline Group, Inc. (The)*	1,869	2,740,066

		12,107,509

Internet software & services: 3.38%
Facebook, Inc., Class A*,1	62,827	7,228,246

IT services: 1.86%
Visa, Inc., Class A1	50,999	3,978,942

Life sciences tools & services: 2.32%
Bio-Rad Laboratories, Inc., Class A*,1	27,213	4,960,386

Machinery: 3.03%
Caterpillar, Inc.[1]	52,361	4,855,959
Colfax Corp.*,1	45,629	1,639,450

		6,495,409

Media: 5.50%
CBS Corp. (Non-Voting), Class B1	77,802	4,949,763
Walt Disney Co. (The)[1]	65,328	6,808,484

		11,758,247

Oil, gas & consumable fuels: 6.78%
EOG Resources, Inc.[1]	42,838	4,330,922
Gulfport Energy Corp.*,1	64,615	1,398,269
Hess Corp.	29,042	1,809,026
Laredo Petroleum, Inc.*,1	163,832	2,316,585
Oasis Petroleum, Inc.*,1	179,623	2,719,492
SM Energy Co.[1]	56,153	1,936,155

		14,510,449

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2016

	Shares	Value
Common stocks—(Concluded)
Pharmaceuticals: 7.93%
Allergan plc*,1	19,656	$4,127,957
Catalent, Inc.*,1	128,487	3,464,009
Eli Lilly & Co.[1]	64,049	4,710,804
Mallinckrodt plc*,1	50,758	2,528,764
Medicines Co. (The)*,1	62,874	2,133,943

		16,965,477

Road & rail: 1.87%
Union Pacific Corp.[1]	38,673	4,009,617

Semiconductors & semiconductor equipment: 11.61%
Broadcom Ltd.[1]	11,935	2,109,750
Integrated Device Technology, Inc.*	99,156	2,336,115
Marvell Technology Group Ltd.	277,949	3,855,153
Maxim Integrated Products, Inc.[1]	60,339	2,327,275
Micron Technology, Inc.*,1	214,622	4,704,514
ON Semiconductor Corp.*,1	142,618	1,819,806
Qorvo, Inc.*,1	31,978	1,686,200
Silicon Laboratories, Inc.*	26,870	1,746,550
Skyworks Solutions, Inc.[1]	25,389	1,895,543
Xilinx, Inc.	38,981	2,353,283

		24,834,189

Software: 4.81%
Activision Blizzard, Inc.	73,283	2,646,249
Electronic Arts, Inc.*	38,378	3,022,651
PTC, Inc.*	61,369	2,839,544
Take-Two Interactive Software, Inc.*	36,005	1,774,686

		10,283,130

Technology hardware, storage & peripherals: 1.46%
Western Digital Corp.[1]	45,874	3,117,138

Tobacco: 4.18%
Philip Morris International, Inc.[1]	97,824	8,949,918

Wireless telecommunication services: 1.39%
T-Mobile US, Inc.*,1	51,634	2,969,471
Total common stocks (cost $227,555,693)		263,688,451

Short-term investment: 1.79%
Investment company: 1.79%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $3,828,101)	3,828,101	3,828,101
Total investments before investments sold short: 125.05% (cost $231,383,794)		267,516,552

Investments sold short: (26.56)%
Common stocks: (26.56)%
Aerospace & defense: (0.35)%
Northrop Grumman Corp.	(3,257)	(757,513)

Beverages: (1.04)%
Constellation Brands, Inc., Class A	(9,128)	(1,399,414)
Dr. Pepper Snapple Group, Inc.	(8,983)	(814,488)

		(2,213,902)
Biotechnology: (2.91)%
AbbVie, Inc.	(21,088)	(1,320,531)
Celgene Corp.	(11,775)	(1,362,956)
Intrexon Corp.	(25,515)	(620,014)
Ligand Pharmaceuticals, Inc.	(9,895)	(1,005,431)

	Shares	Value
OPKO Health, Inc.	(89,626)	$(833,522)
United Therapeutics Corp.	(7,611)	(1,091,646)

		(6,234,100)

Capital markets: (1.07)%
Charles Schwab Corp. (The)	(57,928)	(2,286,418)

Commercial services & supplies: (1.43)%
Healthcare Services Group, Inc.	(61,675)	(2,415,809)
Stericycle, Inc.	(8,369)	(644,748)

		(3,060,557)

Communications equipment: (0.60)%
Juniper Networks, Inc.	(45,060)	(1,273,396)

Electronic equipment, instruments & components: (0.49)%
Flex Ltd.	(72,900)	(1,047,573)

Food products: (1.09)%
Campbell Soup Co.	(22,664)	(1,370,492)
McCormick & Co., Inc. (Non-Voting)	(10,410)	(971,565)

		(2,342,057)
Health care equipment & supplies: (2.90)%
Abaxis, Inc.	(18,632)	(983,211)
Cynosure, Inc., Class A	(19,000)	(866,400)
DENTSPLY SIRONA, Inc.	(14,823)	(855,732)
IDEXX Laboratories, Inc.	(11,323)	(1,327,848)
STERIS plc	(10,100)	(680,639)
Zeltiq Aesthetics, Inc.	(34,154)	(1,486,382)

		(6,200,212)

Health care providers & services: (0.71)%
MEDNAX, Inc.	(12,785)	(852,248)
Patterson Cos., Inc.	(16,087)	(660,050)

		(1,512,298)

Hotels, restaurants & leisure: (2.40)%
Buffalo Wild Wings, Inc.	(6,543)	(1,010,239)
Choice Hotels International, Inc.	(35,539)	(1,991,961)
Hyatt Hotels Corp., Class A	(19,822)	(1,095,364)
Wendy’s Co. (The)	(76,938)	(1,040,202)

		(5,137,766)

Household products: (0.37)%
Clorox Co. (The)	(6,603)	(792,492)

Insurance: (1.09)%
CNO Financial Group, Inc.	(121,687)	(2,330,306)

Internet software & services: (0.70)%
Akamai Technologies, Inc.	(10,998)	(733,347)
Pandora Media, Inc.	(58,275)	(759,906)

		(1,493,253)
IT services: (0.65)%
Fidelity National Information Services, Inc.	(10,344)	(782,420)
Xerox Corp.	(69,393)	(605,801)

		(1,388,221)

Life sciences tools & services: (1.65)%
Mettler-Toledo International, Inc.	(4,363)	(1,826,177)
PerkinElmer, Inc.	(17,446)	(909,809)
Thermo Fisher Scientific, Inc.	(5,676)	(800,884)

		(3,536,870)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

December 31, 2016

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Oil, gas & consumable fuels: (0.94)%
Spectra Energy Corp.	(19,140)	$(786,463)
Tesoro Corp.	(7,225)	(631,826)
Valero Energy Corp.	(8,671)	(592,403)

		(2,010,692)

Personal products: (0.25)%
Coty, Inc., Class A	(28,959)	(530,239)

Semiconductors & semiconductor equipment: (3.05)%
Advanced Micro Devices, Inc.	(167,277)	(1,896,921)
Linear Technology Corp.	(15,450)	(963,307)
NVIDIA Corp.	(34,390)	(3,670,789)

		(6,531,017)

Software: (0.90)%
Red Hat, Inc.	(12,411)	(865,047)

	Shares	Value
Synopsys, Inc.	(18,031)	$(1,061,304)

		(1,926,351)

Specialty retail: (1.58)%
Abercrombie & Fitch Co., Class A	(66,017)	(792,204)
American Eagle Outfitters, Inc.	(52,451)	(795,682)
Gap, Inc. (The)	(43,900)	(985,116)
Williams-Sonoma, Inc.	(16,662)	(806,274)

		(3,379,276)

Textiles, apparel & luxury goods: (0.39)%
Under Armour, Inc., Class C	(30,455)	(826,471)
Total investments sold short (proceeds $42,207,370)		(56,810,980)

Total investments, net of investments sold short: 98.49%		210,705,572

Cash and other assets, less liabilities: 1.51%		3,223,925
Net assets: 100.00%		$213,929,497

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $231,588,792; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$45,058,116
Gross unrealized depreciation	(9,130,356)

Net unrealized appreciation of investments	$35,927,760

For a listing of defined acronyms, counterparty abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$263,688,451	$—	$—	$263,688,451
Short-term investment	3,828,101	—	—	3,828,101
Total	$267,516,552	$—	$—	$267,516,552
Liabilities
Common stocks sold short	$(56,810,980)	$—	$—	$(56,810,980)

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2016, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 7.11%. For comparison purposes, the Bloomberg Barclays Global Aggregate-Corporate Index (Hedged in USD) (the “Index”), returned 6.22%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index during the reporting period, partially due to our exposure to the energy, utility and insurance sectors. Also benefiting Fund performance was issue selection in commodity-related sectors and being long duration in Europe.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked:

•	A long duration position in Europe boosted returns as their yields fell over the period.

•	A short duration position in the US proved beneficial as yields rose during the year as a whole.

•	The Fund’s exposure to the European utility and subordinated insurance sectors was positive as they performed relatively well over the period.

•	Credit selection within the energy sector aided returns as commodity prices, including oil, moved higher and spreads in the sector narrowed.

What didn’t work:

•	A lower exposure than the Index to US dollar-denominated industrials, along with our allocation to long-dated UK corporates, held back returns as their spreads tightened.

•	The Fund’s short duration position in the UK detracted from performance as yields fell over the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2016. The views and opinions in the letter were current as of February 17, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2016 (unaudited)

	1 year	5 years	Inception¹
UBS Global Corporate Bond Relationship Fund	7.11%	4.74%	4.91%
Bloomberg Barclays Global Aggregate—Corporate Index (Hedged in USD)[2]	6.22%	4.82%	5.19%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Bloomberg Barclays Global Aggregate—Corporate Index (Hedged in USD) is an unmanaged sub-index of the Bloomberg Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed, asset-backed and commercial mortgage-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2016 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Portfolio statistics—December 31, 2016 (unaudited)

Top ten holdings1

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.8%
Citigroup, Inc., 3.875%, due 10/25/23	1.0
Morgan Stanley, 2.650%, due 01/27/20	1.0
Mellon Capital III, 1.875%, due 09/05/66	0.9
Goldman Sachs Group, Inc. (The), 1.375%, due 07/26/22	0.9
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	0.9
Adani Abbot Point Terminal Pty. Ltd., 6.750%, due 11/01/18	0.8
Verizon Communications, Inc., 6.550%, due 09/15/43	0.8
Wachovia Corp., 5.750%, due 02/01/18	0.7
NBCUniversal Media LLC, 4.375%, due 04/01/21	0.7
Total	9.5%

Top five issuer breakdown by country or territory of origin1

Percentage of net assets
United States	45.8%
United Kingdom	12.8
Netherlands	8.1
Australia	6.3
France	3.8
Total	76.8%

1 The Fund’s portfolio is actively managed and its composition will vary over time.

UBS Global Corporate Bond Relationship Fund

Industry diversification—December 31, 2016 (unaudited)

Bonds Corporate bonds	Percentage of net assets
Air freight & logistics	0.31%
Automobiles	0.23
Banks	20.23
Beverages	2.98
Biotechnology	1.47
Capital markets	4.14
Chemicals	1.35
Commercial services & supplies	0.20
Communications equipment	0.32
Construction & engineering	1.01
Consumer finance	1.33
Diversified financial services	3.51
Diversified telecommunication services	4.39
Electric utilities	6.25
Electrical equipment	0.15
Energy equipment & services	0.53
Equity real estate investment trusts (REITs)	1.51
Food & staples retailing	0.72
Food products	1.04
Gas utilities	1.55
Health care equipment & supplies	0.95
Health care providers & services	0.83
Hotels, restaurants & leisure	0.14
Household products	0.17
Independent power and renewable electricity producers	0.42
Industrial conglomerates	1.10
Insurance	8.81

Bonds—(concluded) Corporate bonds—(concluded)	Percentage of net assets
Internet software & services	0.83%
IT services	0.29
Life sciences tools & services	0.17
Machinery	0.30
Media	3.00
Metals & mining	1.42
Multi-utilities	1.44
Oil, gas & consumable fuels	9.12
Pharmaceuticals	2.87
Real estate management & development	0.17
Road & rail	1.00
Software	0.97
Specialty retail	0.38
Technology hardware, storage & peripherals	1.20
Tobacco	2.43
Transportation infrastructure	1.29
Water utilities	1.42
Wireless telecommunication services	2.06
Total corporate bonds	96.00%

Asset-backed securities	0.18
Non-U.S. government obligations	0.45
Total bonds	96.63%

Short-term investment	1.14
Total investments	97.77%

Cash and other assets, less liabilities	2.23
Net assets	100.00%

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds: 96.63%
Corporate bonds: 96.00%
Australia: 6.27%
Adani Abbot Point Terminal Pty. Ltd., 6.750%, due 11/01/18[1]	AUD 705,000	$516,395
APT Pipelines Ltd., 4.200%, due 03/23/25[2]	$ 220,000	219,050
Aurizon Network Pty. Ltd., 2.000%, due 09/18/24[1]	EUR 150,000	161,201
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[1]	$ 200,000	204,563
Australia Pacific Airports Melbourne Pty. Ltd., 1.750%, due 10/15/24[1]	EUR 100,000	111,210
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43	$ 85,000	94,761
Commonwealth Bank of Australia, 2.250%, due 03/16/17[2]	250,000	250,514
National Australia Bank Ltd., 2.000%, due 11/12/24[1,3]	EUR 175,000	188,776
2.750%, due 03/09/17	$ 250,000	250,734
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR 235,000	263,513
5.450%, due 10/14/21[1]	$ 115,000	121,147
QBE Insurance Group Ltd., 2.400%, due 05/01/18[1]	200,000	200,219
6.750%, due 12/02/44[1,3]	300,000	315,600
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR 205,000	224,177
Scentre Group Trust 1, REIT 1.375%, due 03/22/23[1]	200,000	218,124
1.500%, due 07/16/20[1]	150,000	164,421
SGSP Australia Assets Pty. Ltd., 2.000%, due 06/30/22[1]	130,000	144,751
3.250%, due 07/29/26[1]	$ 200,000	187,800
Suncorp-Metway Ltd., 1.700%, due 03/28/17[1]	170,000	169,813
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]	100,000	109,157

Total Australia corporate bonds		4,115,926

Belgium: 1.46%
AG Insurance SA, 3.500%, due 06/30/47[1,3]	EUR 200,000	202,109
Anheuser-Busch InBev SA/NV, 0.875%, due 03/17/22[1]	365,000	394,218
1.500%, due 03/17/25[1]	235,000	257,222
RESA SA, 1.000%, due 07/22/26[1]	100,000	105,527

Total Belgium corporate bonds		959,076

Bermuda: 0.22%
Bacardi Ltd., 2.750%, due 07/03/23[1]	125,000	146,211

	Face amount	Value
Brazil: 0.28%
Vale SA, 5.625%, due 09/11/42	$ 205,000	$181,169

Canada: 1.95%
Bank of Montreal, 6.020%, due 05/02/18	CAD 215,000	170,075
Bank of Nova Scotia (The), 4.100%, due 06/08/17	235,000	177,369
Bell Canada, Inc., 4.750%, due 09/29/44	45,000	34,491
Nexen Energy ULC, 6.400%, due 05/15/37	$ 165,000	200,414
Royal Bank of Canada, 2.980%, due 05/07/19[1]	CAD 160,000	123,088
Suncor Energy, Inc., 6.500%, due 06/15/38	$ 180,000	229,631
TELUS Corp., 3.750%, due 01/17/25	CAD 55,000	42,740
Thomson Reuters Corp., 1.300%, due 02/23/17	$ 120,000	120,005
Yamana Gold, Inc., 4.950%, due 07/15/24	180,000	176,400

Total Canada corporate bonds		1,274,213

Cayman Islands: 1.83%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]	100,000	111,875
Noble Holding International Ltd., 7.200%, due 04/01/25	110,000	103,125
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR 250,000	263,924
Tencent Holdings Ltd., 3.375%, due 05/02/19[1]	$ 200,000	204,841
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP 95,000	119,619
Transocean, Inc., 6.800%, due 03/15/38	$ 175,000	135,625
XLIT Ltd., 5.250%, due 12/15/43	70,000	72,207
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]	GBP 150,000	187,413

Total Cayman Islands corporate bonds		1,198,629

Curacao: 0.06%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	$ 42,000	42,367

Czech Republic: 0.31%
NET4GAS sro, 2.500%, due 07/28/21[1]	EUR 180,000	203,159

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Finland: 0.72%
Elenia Finance OYJ, 2.875%, due 12/17/20[1]	EUR 175,000	$199,025
Teollisuuden Voima OYJ, 2.500%, due 03/17/21[1]	150,000	162,817
4.625%, due 02/04/19[1]	100,000	113,647

Total Finland corporate bonds		475,489

France: 3.80%
APRR SA, 2.250%, due 01/16/20[1]	200,000	223,813
Arkema SA, 1.500%, due 01/20/25[1]	100,000	108,636
AXA SA, 3.375%, due 07/06/47[1,3]	150,000	160,400
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25[1]	100,000	113,001
BNP Paribas SA, 2.700%, due 08/20/18	$ 170,000	172,182
2.875%, due 03/20/26[1,3]	EUR 110,000	120,537
Credit Logement SA, 0.834%, due 03/16/17[1,3,4]	100,000	82,595
Electricite de France SA, 5.625%, due 01/22/24[1,3,4]	$ 200,000	189,500
6.950%, due 01/26/39[2]	70,000	87,733
Engie SA, 4.750%, due 07/10/21[1,3,4]	EUR 200,000	233,739
Orange SA, 5.875%, due 02/07/22[1,3,4]	GBP 100,000	129,094
Sanofi, 0.000%, due 01/13/20[1]	EUR 200,000	210,396
Total Capital International SA, 1.550%, due 06/28/17	$ 370,000	370,596
TOTAL SA, 2.625%, due 02/26/25[1,3,4]	EUR 185,000	183,056
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25[1]	100,000	112,375

Total France corporate bonds		2,497,653

Germany: 1.08%
Allianz SE, 4.750%, due 10/24/23[1,3,4]	EUR 100,000	116,128
alstria office REIT-AG, REIT 2.250%, due 03/24/21[1]	300,000	334,045
Deutsche Bank AG, 2.850%, due 05/10/19	$ 215,000	214,001
Lanxess AG, 0.250%, due 10/07/21[1]	EUR 40,000	41,782

Total Germany corporate bonds		705,956

	Face amount	Value
Hong Kong: 0.49%
AIA Group Ltd., 1.750%, due 03/13/18[1]	$ 320,000	$318,617

Ireland: 2.00%
GE Capital International Funding Co. Unlimited Co., 2.342%, due 11/15/20	347,000	346,204
4.418%, due 11/15/35	400,000	418,493
Perrigo Co. plc, 4.000%, due 11/15/23	200,000	198,037
PGH Capital plc, 5.750%, due 07/07/21[1]	GBP 100,000	137,061
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	$ 145,000	139,936
3.200%, due 09/23/26	80,000	74,654

Total Ireland corporate bonds		1,314,385

Italy: 1.01%
Autostrade per l’Italia SpA, 1.125%, due 11/04/21[1]	EUR 150,000	163,225
CDP Reti SpA, 1.875%, due 05/29/22[1]	165,000	178,438
Intesa Sanpaolo SpA, 3.875%, due 01/16/18	$ 200,000	202,636
4.375%, due 10/15/19[1]	EUR 100,000	116,248

Total Italy corporate bonds		660,547

Japan: 0.77%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.350%, due 09/08/19[1]	$ 200,000	199,814
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 03/01/21	200,000	201,168
Sumitomo Mitsui Financial Group, Inc., 2.934%, due 03/09/21	105,000	105,461

Total Japan corporate bonds		506,443

Jersey: 0.85%
AA Bond Co. Ltd., 4.720%, due 07/31/18[1]	GBP 100,000	129,423
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]	100,000	148,442
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR 180,000	199,154
HSBC Bank Capital Funding Sterling 2 LP, 5.862%, due 04/07/20[3,4]	GBP 60,000	78,103

Total Jersey corporate bonds		555,122

Luxembourg: 1.04%
Actavis Funding SCS,
1.300%, due 06/15/17	$ 70,000	69,961
3.450%, due 03/15/22	150,000	152,102
4.750%, due 03/15/45	130,000	127,383

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Luxembourg—(Concluded)
Belfius Financing Co. SA, 1.103%, due 02/09/17[3]	GBP 185,000	$227,239
Glencore Finance Europe SA, 1.875%, due 09/13/23[1]	EUR 100,000	105,322

Total Luxembourg corporate bonds		682,007

Mexico: 0.68%
America Movil SAB de CV, 5.000%, due 03/30/20	$ 165,000	176,550
Series A, 5.125%, due 09/06/73[1,3]	EUR 125,000	138,325
Petroleos Mexicanos, 5.500%, due 02/24/25[1]	115,000	132,252

Total Mexico corporate bonds		447,127

Netherlands: 8.06%
Achmea BV,
2.500%, due 11/19/20[1]	365,000	416,983
4.250%, due 02/04/25[1,3,4]	150,000	148,594
Allianz Finance II BV, Series XW, 4.375%, due 02/17/17[3,4]	140,000	147,541
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18[1]	280,000	314,637
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[1]	185,000	208,029
Cooperatieve Rabobank UA,
1.700%, due 03/19/18	$ 265,000	264,956
2.500%, due 05/26/26[1,3]	EUR 185,000	202,153
5.500%, due 06/29/20[1,3,4]	330,000	350,848
Demeter Investments BV for Swiss Life AG, 4.375%, due 06/16/25[1,3,4]	215,000	231,882
Deutsche Telekom International Finance BV,
1.500%, due 04/03/28[1]	60,000	64,031
6.500%, due 04/08/22	GBP 60,000	92,665
EDP Finance BV, 2.000%, due 04/22/25[1]	EUR 170,000	175,597
ELM BV for Swiss Reinsurance Co. Ltd., 2.600%, due 09/01/25[1,3,4]	155,000	156,252
Heineken NV, 2.125%, due 08/04/20[1]	215,000	242,570
Nomura Europe Finance NV, 1.500%, due 05/12/21[1]	100,000	109,165
Petrobras Global Finance BV, 3.250%, due 04/01/19[1]	260,000	278,821
Redexis Gas Finance BV,
1.875%, due 04/27/27[1]	220,000	224,096
2.750%, due 04/08/21[1]	195,000	223,701
Ren Finance BV,
2.500%, due 02/12/25[1]	175,000	191,845
4.750%, due 10/16/20[1]	100,000	121,033

	Face amount	Value
Shell International Finance BV,
1.250%, due 11/10/17	$ 240,000	$240,077
4.375%, due 05/11/45	265,000	267,899
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR 115,000	121,972
TenneT Holding BV, 6.655%, due 06/01/17[3,4]	105,000	113,162
Teva Pharmaceutical Finance Netherlands II BV, 1.125%, due 10/15/24[1]	100,000	101,607
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, due 07/21/23	$ 185,000	173,622
Vonovia Finance BV, REIT 4.000%, due 12/17/21[1,3,4]	EUR 100,000	108,470

Total Netherlands corporate bonds		5,292,208

Norway: 0.72%
DNB Bank ASA, 3.200%, due 04/03/17[2]	$ 200,000	200,956
Statoil ASA,
3.125%, due 08/17/17	150,000	151,701
4.800%, due 11/08/43	110,000	119,352

Total Norway corporate bonds		472,009

Portugal: 0.17%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18[1]	EUR 100,000	109,313

Singapore: 0.31%
United Overseas Bank Ltd., 3.750%, due 09/19/24[1,3]	$ 200,000	203,820

Spain: 1.29%
Aigues de Barcelona Finance SAU,
1.944%, due 09/15/21[1]	EUR 170,000	187,210
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25[1]	100,000	107,258
Santander International Debt SAU, 1.375%, due 03/25/17[1]	200,000	211,197
Santander Issuances SAU, 3.250%, due 04/04/26[1]	100,000	107,334
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]	200,000	238,240

Total Spain corporate bonds		851,239

Sweden: 1.01%
Nordea Bank AB, 1.875%, due 11/10/25[1,3]	120,000	130,309
PGE Sweden AB, 1.625%, due 06/09/19[1]	100,000	108,459
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]	$ 210,000	226,916
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]	200,000	200,460

Total Sweden corporate bonds		666,144

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Switzerland: 0.46%
Credit Suisse AG, 3.000%, due 10/29/21	$ 300,000	$302,578

United Kingdom: 12.77%
Anglian Water Services Financing plc, 4.500%, due 02/22/26[1]	GBP 150,000	213,601
Aon plc, 2.875%, due 05/14/26	EUR 100,000	115,002
4.750%, due 05/15/45	$ 160,000	161,416
Arqiva Financing plc, 4.040%, due 06/30/20[1]	GBP 175,000	229,143
4.882%, due 12/31/32[1]	150,000	207,327
Aviva plc, 0.100%, due 12/13/18[1]	EUR 100,000	105,372
5.125%, due 06/04/50[1,3]	GBP 125,000	154,424
Barclays Bank plc, 2.250%, due 05/10/17[2]	$ 200,000	200,488
6.625%, due 03/30/22[1]	EUR 100,000	128,928
Barclays plc, 4.375%, due 09/11/24	$ 200,000	198,143
BAT International Finance plc, 0.875%, due 10/13/23[1]	EUR 100,000	105,017
1.750%, due 07/05/21[1]	GBP 100,000	124,915
2.375%, due 01/19/23[1]	EUR 190,000	219,130
BP Capital Markets plc, 1.375%, due 05/10/18	$ 115,000	114,628
2.750%, due 05/10/23	75,000	73,553
British Telecommunications plc, 0.625%, due 03/10/21[1]	EUR 150,000	159,431
BUPA Finance plc, 6.125%, due 09/16/20[3,4]	GBP 120,000	158,257
Centrica plc, 5.250%, due 04/10/75[1,3]	150,000	188,391
Coca-Cola European Partners plc, 1.125%, due 05/26/24[1]	EUR 120,000	127,735
Diageo Capital plc, 3.875%, due 04/29/43	$ 95,000	90,318
EE Finance plc, 4.375%, due 03/28/19[1]	GBP 125,000	165,798
GlaxoSmithKline Capital plc, 1.500%, due 05/08/17	$ 155,000	155,226
HSBC Holdings plc, 5.100%, due 04/05/21	300,000	323,946
Imperial Brands Finance plc, 2.050%, due 02/11/18[2]	200,000	200,162
2.950%, due 07/21/20[2]	200,000	201,079
9.000%, due 02/17/22[1]	GBP 50,000	83,158
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[1,3]	300,000	360,935
Lloyds Banking Group plc, 1.000%, due 11/09/23[1]	EUR 325,000	335,526

	Face amount	Value
National Grid Electricity Transmission plc, 4.000%, due 06/08/27[1]	GBP 150,000	$215,774
Nationwide Building Society, 2.250%, due 04/29/22[1]	110,000	140,507
Northern Gas Networks Finance plc, 5.875%, due 07/08/19	100,000	138,769
Northumbrian Water Finance plc, 1.625%, due 10/11/26[1]	100,000	117,777
Prudential plc, 1.375%, due 01/19/18[1]	135,000	167,524
5.000%, due 07/20/55[1,3]	100,000	120,709
Royal Bank of Scotland Group plc, 3.875%, due 09/12/23	$ 200,000	191,837
Royal Bank of Scotland plc (The), 6.934%, due 04/09/18	EUR 130,000	146,832
Santander UK Group Holdings plc, 1.125%, due 09/08/23[1]	130,000	136,074
Santander UK plc, 4.000%, due 03/13/24	$ 155,000	160,998
Sky plc, 2.500%, due 09/15/26[1]	EUR 180,000	204,764
SSE plc, 3.875%, due 09/10/20[1,3,4]	GBP 150,000	183,570
Standard Chartered plc, 4.000%, due 07/12/22[1,3]	$ 385,000	386,038
State Grid Europe Development 2014 plc, Series A, 1.500%, due 01/26/22[1]	EUR 125,000	135,364
Tesco plc, 6.125%, due 02/24/22	GBP 50,000	69,901
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	170,000	290,000
Vodafone Group plc, 1.250%, due 08/25/21[1]	EUR 110,000	120,124
Wales & West Utilities Finance plc, 6.750%, due 12/17/36[3]	GBP 60,000	81,078
Western Power Distribution West Midlands plc, 5.750%, due 04/16/32[1]	100,000	170,270
WPP Finance 2010, 3.750%, due 09/19/24	$ 115,000	115,599
WPP Finance 2013, 0.430%, due 03/23/18[1]	EUR 170,000	179,326

Total United Kingdom corporate bonds		8,373,884

United States: 45.57%
21st Century Fox America, Inc., 6.200%, due 12/15/34	$ 235,000	275,684
ABB Finance USA, Inc., 2.875%, due 05/08/22	145,000	146,314
Abbott Laboratories, 3.750%, due 11/30/26	160,000	158,808
4.900%, due 11/30/46	165,000	169,016

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
AbbVie, Inc., 1.375%, due 05/17/24	EUR 265,000	$282,496
2.900%, due 11/06/22	$ 125,000	123,328
4.400%, due 11/06/42	95,000	89,205
Aetna, Inc., 3.500%, due 11/15/24	175,000	177,331
Albemarle Corp., 1.875%, due 12/08/21[1]	EUR 280,000	309,131
Alphabet, Inc., 1.998%, due 08/15/26	$ 370,000	339,072
Altria Group, Inc., 4.250%, due 08/09/42	370,000	363,428
American Express Credit Corp., 2.375%, due 05/26/20	75,000	74,906
American International Group, Inc., 3.375%, due 08/15/20	190,000	195,586
4.500%, due 07/16/44	90,000	88,575
Amgen, Inc., 4.400%, due 05/01/45	80,000	76,623
Anadarko Petroleum Corp., 3.450%, due 07/15/24	60,000	58,828
4.850%, due 03/15/21	55,000	58,926
Anheuser-Busch InBev Worldwide, Inc., 3.750%, due 01/15/22	210,000	218,979
Apache Corp., 4.750%, due 04/15/43	265,000	272,451
Apple, Inc., 1.300%, due 02/23/18	75,000	75,046
3.850%, due 08/04/46	250,000	239,022
AT&T, Inc., 3.000%, due 02/15/22	135,000	133,548
4.750%, due 05/15/46	285,000	269,500
5.000%, due 03/01/21	290,000	311,647
5.550%, due 08/15/41	180,000	187,091
Baltimore Gas & Electric Co., 3.500%, due 08/15/46	50,000	44,891
Bank of America Corp., 1.375%, due 09/10/21[1]	EUR 285,000	312,676
3.875%, due 08/01/25	$ 410,000	416,348
5.875%, due 02/07/42	110,000	132,718
BB&T Corp., 1.600%, due 08/15/17	120,000	120,133
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18	105,000	104,716
Berkshire Hathaway, Inc., 1.300%, due 03/15/24	EUR 170,000	183,898
3.125%, due 03/15/26	$ 120,000	119,048
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23	190,000	192,117
5.400%, due 06/01/41	110,000	129,609
Celgene Corp., 3.875%, due 08/15/25	115,000	116,495

	Face amount	Value
CF Industries, Inc., 3.400%, due 12/01/21[2]	$ 95,000	$93,911
5.150%, due 03/15/34	135,000	114,750
Charter Communications Operating LLC, 4.464%, due 07/23/22	180,000	187,914
Cisco Systems, Inc., 1.400%, due 02/28/18	75,000	75,119
Citigroup, Inc., 3.875%, due 10/25/23	650,000	669,016
4.600%, due 03/09/26	90,000	92,896
Coca-Cola Co. (The), 1.875%, due 09/22/26	EUR 100,000	114,821
Comcast Corp., 4.750%, due 03/01/44	$ 55,000	58,875
ConocoPhillips Co., 2.200%, due 05/15/20	225,000	223,129
4.200%, due 03/15/21	115,000	122,057
Consumers Energy Co., 3.250%, due 08/15/46	25,000	22,021
CVS Health Corp., 5.125%, due 07/20/45	190,000	211,338
Daimler Finance North America LLC, 2.450%, due 05/18/20[2]	150,000	149,595
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, due 06/01/19[2]	200,000	204,110
8.350%, due 07/15/46[2]	220,000	270,467
Dominion Resources, Inc., Series D, 2.850%, due 08/15/26	75,000	70,111
DTE Energy Co., 6.375%, due 04/15/33	40,000	48,829
Duke Energy Carolinas LLC, 4.000%, due 09/30/42	160,000	158,582
Eaton Corp., 4.150%, due 11/02/42	100,000	97,558
Ecolab, Inc., 5.500%, due 12/08/41	185,000	217,169
Enable Midstream Partners LP, 3.900%, due 05/15/24	115,000	108,958
Energy Transfer Partners LP, 6.050%, due 06/01/41	210,000	215,277
Enterprise Products Operating LLC, 4.850%, due 03/15/44	130,000	131,005
5.200%, due 09/01/20	90,000	98,197
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]	100,000	110,037
ERP Operating LP, REIT 3.375%, due 06/01/25	140,000	138,812
Exelon Corp., 3.400%, due 04/15/26	115,000	112,673
Express Scripts Holding Co., 2.250%, due 06/15/19	135,000	134,950

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Exxon Mobil Corp., 3.567%, due 03/06/45	$ 75,000	$70,642
4.114%, due 03/01/46	75,000	76,660
FedEx Corp., 1.625%, due 01/11/27	EUR 150,000	160,279
4.550%, due 04/01/46	$ 45,000	45,257
Fifth Third Bank, 2.875%, due 10/01/21	300,000	303,287
Five Corners Funding Trust, 4.419%, due 11/15/23[2]	165,000	174,243
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	555,000	558,221
Freeport-McMoRan, Inc., 3.550%, due 03/01/22	290,000	269,700
3.875%, due 03/15/23	100,000	91,750
General Electric Co., 1.875%, due 05/28/27	EUR 110,000	125,531
4.125%, due 10/09/42	$ 95,000	96,127
4.375%, due 09/16/20	75,000	80,555
Series A, 6.750%, due 03/15/32	120,000	159,531
General Motors Financial Co., Inc., 3.200%, due 07/06/21	160,000	158,524
Georgia Power Co., 5.400%, due 06/01/40	115,000	131,189
Gilead Sciences, Inc., 2.050%, due 04/01/19	75,000	75,210
4.750%, due 03/01/46	65,000	67,122
4.800%, due 04/01/44	130,000	134,733
Glencore Funding LLC, 2.500%, due 01/15/19[2]	16,000	15,965
Goldman Sachs Group, Inc. (The), 1.375%, due 07/26/22[1]	EUR 535,000	581,449
5.150%, due 05/22/45	$ 125,000	131,210
Hartford Financial Services Group, Inc. (The), 4.300%, due 04/15/43	110,000	101,703
HCP, Inc., REIT 3.875%, due 08/15/24	135,000	134,772
Home Depot, Inc. (The), 4.875%, due 02/15/44	85,000	95,321
Honeywell International, Inc., 1.850%, due 11/01/21	155,000	151,322
Illinois Tool Works, Inc., 2.650%, due 11/15/26	205,000	195,657
International Business Machines Corp., 3.375%, due 08/01/23	185,000	189,815
JPMorgan Chase & Co., 3.200%, due 01/25/23	1,155,000	1,166,687
3.625%, due 12/01/27	275,000	266,368
Juniper Networks, Inc., 4.500%, due 03/15/24	130,000	132,788

	Face amount	Value
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	$ 100,000	$106,383
5.000%, due 03/01/43	235,000	226,201
Kinder Morgan, Inc., 5.625%, due 11/15/23[2]	55,000	60,307
Kraft Heinz Foods Co., 4.875%, due 02/15/25[2]	115,000	123,994
5.000%, due 06/04/42	155,000	158,426
Kroger Co. (The), 3.875%, due 10/15/46	45,000	40,881
Liberty Mutual Group, Inc., 2.750%, due 05/04/26[1]	EUR 110,000	119,562
4.250%, due 06/15/23[2]	$ 210,000	219,639
Lowe’s Cos., Inc., 4.250%, due 09/15/44	150,000	151,829
Marathon Oil Corp., 3.850%, due 06/01/25	135,000	130,744
McDonald’s Corp., 2.750%, due 12/09/20	90,000	91,330
Medtronic, Inc., 3.150%, due 03/15/22	150,000	153,459
4.625%, due 03/15/45	60,000	64,755
Mellon Capital III, 1.875%, due 09/05/66[3]	GBP 500,000	581,742
Merck & Co., Inc., 1.875%, due 10/15/26	EUR 100,000	114,074
3.700%, due 02/10/45	$ 55,000	52,334
Metropolitan Life Global Funding I, 1.250%, due 09/17/21[1]	EUR 325,000	356,714
Microsoft Corp., 2.400%, due 08/08/26	$ 110,000	103,817
3.500%, due 11/15/42	120,000	109,334
3.700%, due 08/08/46	165,000	155,005
Molson Coors Brewing Co., 3.000%, due 07/15/26	65,000	61,354
Mondelez International, Inc., 2.375%, due 01/26/21	EUR 270,000	307,104
Monongahela Power Co., 5.400%, due 12/15/43[2]	$ 85,000	99,166
Morgan Stanley, 2.500%, due 04/21/21	190,000	187,772
2.650%, due 01/27/20	650,000	652,653
4.350%, due 09/08/26	150,000	152,840
6.375%, due 07/24/42	70,000	89,805
NBCUniversal Media LLC, 4.375%, due 04/01/21	420,000	453,357
Occidental Petroleum Corp., 4.625%, due 06/15/45	65,000	67,500
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32	140,000	189,369
Oracle Corp., 2.400%, due 09/15/23	280,000	270,945
Pacific Gas & Electric Co., 6.050%, due 03/01/34	250,000	312,425
PacifiCorp, 6.000%, due 01/15/39	170,000	215,951

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
PepsiCo, Inc., 1.350%, due 10/04/19	$ 95,000	$94,233
Pfizer, Inc., 5.200%, due 08/12/20	70,000	77,717
Philip Morris International, Inc., 4.250%, due 11/10/44	160,000	157,669
Phillips 66, 4.650%, due 11/15/34	85,000	88,347
Phillips 66 Partners LP, 4.680%, due 02/15/45	75,000	69,508
Plains All American Pipeline LP, 3.650%, due 06/01/22	55,000	55,248
PNC Bank NA, 2.700%, due 11/01/22	250,000	245,823
PPL Capital Funding, Inc., 4.700%, due 06/01/43	210,000	210,751
Procter & Gamble Co. (The), 2.450%, due 11/03/26	115,000	110,027
Reynolds American, Inc., 4.450%, due 06/12/25	90,000	94,904
5.700%, due 08/15/35	40,000	45,865
Roche Holdings, Inc., 2.625%, due 05/15/26[1]	200,000	192,095
Schlumberger Holdings Corp., 3.000%, due 12/21/20[2]	110,000	112,239
Sempra Energy, 6.000%, due 10/15/39	140,000	166,542
Southern Co. (The), 3.250%, due 07/01/26	170,000	165,205
4.400%, due 07/01/46	150,000	148,066
Southwestern Electric Power Co., 6.200%, due 03/15/40	185,000	221,730
Spectra Energy Partners LP, 3.375%, due 10/15/26	35,000	33,426
SunTrust Bank, 1.350%, due 02/15/17	310,000	310,016
SunTrust Banks, Inc., 2.350%, due 11/01/18	155,000	156,344
2.700%, due 01/27/22	235,000	234,863
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]	75,000	73,101
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]	95,000	102,568
Thermo Fisher Scientific, Inc., 2.400%, due 02/01/19	110,000	110,797
Time Warner Cable LLC, 4.500%, due 09/15/42	105,000	94,922
5.000%, due 02/01/20	345,000	365,935
U.S. Bank NA, 1.350%, due 01/26/18	270,000	269,498
Unilever Capital Corp., 1.375%, due 07/28/21	100,000	95,956

	Face amount	Value
Union Pacific Corp., 4.050%, due 11/15/45	$ 65,000	$65,283
UnitedHealth Group, Inc., 2.700%, due 07/15/20	75,000	76,074
Valero Energy Corp., 4.900%, due 03/15/45	142,000	141,243
Verizon Communications, Inc., 2.625%, due 02/21/20	395,000	398,534
3.000%, due 11/01/21	90,000	90,599
4.500%, due 09/15/20	115,000	122,973
6.550%, due 09/15/43	400,000	498,724
Virginia Electric & Power Co., Series C, 4.000%, due 11/15/46	100,000	99,483
Wachovia Corp., 5.750%, due 02/01/18	445,000	463,901
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24	145,000	147,400
Walt Disney Co. (The), 1.850%, due 07/30/26	35,000	31,491
Wells Fargo & Co., 2.100%, due 07/26/21	220,000	213,875
Williams Partners LP, 4.300%, due 03/04/24	175,000	176,525
4.900%, due 01/15/45	65,000	59,965
Xcel Energy, Inc., 4.800%, due 09/15/41	190,000	202,080
Zimmer Biomet Holdings, Inc., 3.550%, due 04/01/25	80,000	77,819

Total United States corporate bonds		29,911,120

Virgin Islands, British: 0.82%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1]	200,000	198,244
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	350,000	340,562

Total Virgin Islands, British corporate bonds		538,806
Total corporate bonds (cost $65,921,737)		63,005,217

Asset-backed securities: 0.18%
United States: 0.18%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22	94,457	94,221
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	23,733	27,293
Total asset-backed securities (cost $122,691)		121,514

Non-U.S. government obligations: 0.45%
Denmark: 0.15%
DONG Energy A/S, 3.000%, due 11/06/3015[1,3]	EUR 95,000	101,089

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

	Face amount	Value
Bonds—(Concluded)
Non-U.S. government obligations—(Concluded)
Germany: 0.30%
FMS Wertmanagement AoeR, 1.000%, due 08/16/19	$200,000	$196,347
Total Non-U.S. government obligations (cost $301,244)		297,436
Total bonds (cost $66,345,672)		63,424,167

	Shares	Value
Short-term investment: 1.14%
Investment company: 1.14%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $746,496)	746,496	$746,496
Total investments: 97.77% (cost $67,092,168)		64,170,663

Cash and other assets, less liabilities: 2.23%		1,462,901
Net assets: 100.00%		$65,633,564

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $66,646,588; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,475,925)

Net unrealized depreciation of investments	$(2,475,925)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin on page 41.

Forward foreign currency contracts

Counterparty	Contracts to deliver	In exchange for	Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD 660,000	USD 492,015	01/05/17	$15,741
JPMCB	AUD 660,000	USD 475,902	02/03/17	2
JPMCB	CAD 995,000	USD 740,231	01/05/17	(851)
JPMCB	CAD 995,000	USD 736,327	02/03/17	(5,029)
JPMCB	GBP 4,395,000	USD 5,391,219	02/03/17	(29,903)
JPMCB	USD 476,290	AUD 660,000	01/05/17	(15)
JPMCB	USD 736,123	CAD 995,000	01/05/17	4,959
JPMCB	USD 2,034,245	EUR 1,910,000	01/05/17	(23,534)
JPMCB	USD 1,624,018	GBP 1,285,000	01/05/17	(40,325)
JPMCB	USD 5,387,962	GBP 4,395,000	01/05/17	28,640
SSB	EUR 18,520,000	USD 19,659,825	01/05/17	163,292
SSB	GBP 5,680,000	USD 7,105,839	01/05/17	105,543
WBC	EUR 16,750,000	USD 17,538,724	02/03/17	(122,308)
WBC	USD 17,365,871	EUR 16,610,000	01/05/17	119,950
Net unrealized appreciation on forward foreign currency contracts				$216,162

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 16 contracts (USD)	March 2017	$1,887,398	$1,882,625	$(4,773)
10 Year US Treasury Notes, 38 contracts (USD)	March 2017	4,745,305	4,722,687	(22,618)
US Treasury futures sell contracts:
US Ultra Bond, 10 contracts (USD)	March 2017	(1,619,751)	(1,602,500)	17,251
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 9 contracts (CAD)	March 2017	931,914	921,886	(10,028)
Euro-Bund, 4 contracts (EUR)	March 2017	681,319	691,170	9,851
Interest rate futures sell contracts:
Long Gilt, 6 contracts (GBP)	March 2017	(912,344)	(930,437)	(18,093)
Net unrealized depreciation on futures contracts				$(28,410)

Credit default swap agreements on corporate issues—buy protection5

Counterparty	Referenced obligation	Notional amount		Termination date	Payments made by the Fund[6]	Upfront payments received	Value	Unrealized appreciation
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	315,000	06/20/20	1.000%	$1,366	$(1,096)	$270
CITI	HSBC Bank plc bond, 4.000%, due 01/15/21	EUR	75,000	03/20/20	1.000	1,645	(1,321)	324
JPMCB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	930,000	06/20/20	1.000	25,270	(23,029)	2,241
						$28,281	$(25,446)	$2,835

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

Credit default swap agreements on corporate issues—sell protection7

Counterparty	Referenced obligation	Notional amount		Termination date	Payments received by the Fund[6]	Upfront Payments (made)/ received	Value	Unrealized appreciation	Credit spread[8]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	70,000	06/20/19	1.000%	$2,556	$102	$2,658	0.956%
CITI	Standard Chartered Bank plc bond, 0.000%, due 10/15/14	EUR	75,000	03/20/20	1.000	(191)	385	194	0.858
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	100,000	12/20/19	1.000	2,942	(2,869)	73	2.021
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	100,000	12/20/19	1.000	5,843	(1,167)	4,676	1.416
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	235,000	03/20/20	1.000	12,173	(4,408)	7,765	1.615
						$23,323	$(7,957)	$15,366

Centrally cleared credit default swap agreements on credit indices—buy protection5

Referenced obligation		Notional amount	Termination date	Payments made by the Fund[6]	Value	Unrealized depreciation
iTraxx Europe Series 25 Index	EUR	3,430,000	06/20/21	1.000%	$(56,342)	$(16,282)

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

December 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$63,005,217	$—	$63,005,217
Asset-backed securities	—	121,514	—	121,514
Non-U.S. government obligations	—	297,436	—	297,436
Short-term investment	746,496	—	—	746,496
Forward foreign currency contracts	—	438,127	—	438,127
Futures contracts	27,102	—	—	27,102
Swap agreements, at value	—	487	—	487
Total	$773,598	$63,862,781	$—	$64,636,379
Liabilities
Forward foreign currency contracts	$—	$(221,965)	$—	$(221,965)
Futures contracts	(55,512)	—	—	(55,512)
Swap agreements, at value	—	(90,232)	—	(90,232)
Total	$(55,512)	$(312,197)	$—	$(367,709)

At December 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.
[4]	Perpetual investment. Date shown reflects the next call date.
[5]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
[6]	Payments made or received are based on the notional amount.
[7]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
[8]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

UBS Relationship Funds

December 31, 2016

Portfolio acronyms

ADR	American Depositary Receipt
CVA	Dutch Certification—Depository Certificate
GDR	Global Depositary Receipt

PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

Counterparty abbreviations

BB	Barclays Bank plc
CITI	Citibank NA
GSI	Goldman Sachs International

JPMCB	JPMorgan Chase Bank
SSB	State Street Bank
WBC	Westpac Banking Corp.

Currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar

ILS	Israel New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes to financial statements.

UBS Relationship Funds

December 31, 2016 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2016 to December 31, 2016.

UBS Relationship Funds

December 31, 2016 (unaudited)

	Beginning account value July 1, 2016	Ending account value December 31, 2016	Expenses paid during period* 07/01/16-12/31/16	Expense ratio during period
UBS-HALO Emerging Markets Equity Relationship Fund
Actual	$1,000.00	$1,084.60	$2.62	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.62	2.54	0.5000
UBS International Equity Relationship Fund
Actual	1,000.00	1,073.50	1.30	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.88	1.27	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,107.50	3.95	0.7460
Hypothetical (5% annual return before expenses)	1,000.00	1,021.39	3.79	0.7460
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,002.00	1.26	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.88	1.27	0.2500

*	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

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Financial statements

Statement of assets and liabilities

December 31, 2016

UBS-HALO Emerging Markets Equity Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$46,534,255
Foreign currency	155,343
$46,689,598
Investments, at value:
Unaffiliated issuers	$50,874,639
Foreign currency	150,607
Cash	—
Receivables:
Investment securities sold	232,887
Interest	—
Foreign tax reclaims	—
Due from Advisor	—
Dividends	103,917
Variation margin on centrally cleared swap agreements	—
Due from broker	—
Cash collateral for futures contracts	—
Cash collateral for securities sold short[1]	—
Cash collateral for swap agreements	—
Outstanding swap agreements, at value[2]	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	3,569
Total assets	51,365,619

Liabilities:
Payables:
Investment securities purchased	220,040
Custody and fund accounting fees	18,889
Fund administration fee	15,000
Due to Advisor	8,169
Trustees’ fees	9,329
Dividend expense and security loan fees for securities sold short	—
Variation margin on futures contracts	—
Accrued expenses	102,048
Securities sold short, at value[3]	—
Outstanding swap agreements, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	373,475
Net assets	$50,992,144
Shares outstanding	1,385,836
Net asset value, offering and redemption proceeds per share	$36.7952

[1]Includes	foreign currency cash collateral held by UBS U.S. Equity Alpha Relationship Fund of $240,157 (cost: $245,196).
[2]Net	upfront payments received by UBS Global Corporate Bond Relationship Fund were $51,604.
[3]Proceeds	from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $42,207,370.

Financial statements

See accompanying notes to financial statements.

UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$42,611,406	$231,383,794	$67,092,168
1,154,395	—	523,074
$43,765,801	$231,383,794	$67,615,242

$44,096,913	$267,516,552	$64,170,663
1,141,885	—	516,403
—	12,174	—

73,879	—	—
27	—	735,314
14,981	—	—
16,433	9,802	12,131
186	405,788	269
—	—	12,600
—	—	32,987
—	—	67,935
—	2,985,483	—
—	—	40,461
—	—	487
129,603	—	438,127
2,545	12,250	4,340
45,476,452	270,942,049	66,031,717

108,855	—	—
9,206	13,085	8,020
15,000	15,000	15,000
—	—	—
8,522	17,006	10,270
—	78,535	—
—	—	27,987
80,639	77,946	81,021
—	56,810,980	—
—	—	33,890
80,717	—	221,965
302,939	57,012,552	398,153
$45,173,513	$213,929,497	$65,633,564
2,156,377	9,350,156	4,636,888
$20.9488	$22.8798	$14.1547

Financial statements

Statement of operations

For the year ended December 31, 2016

UBS-HALO Emerging Markets Equity Relationship Fund
Investment income:
Dividends	$1,254,431
Interest	—
Securities lending[1]	988
Foreign tax withheld	(79,378)
Total income	1,176,041
Expenses:
Administration	90,000
Custodian and fund accounting	117,115
Professional services	135,443
Shareholder reports	8,411
Trustees	34,717
Insurance	2,683
Transfer agency and related service fees	14,759
Dividend expense and security loan fees for securities sold short	—
Other	27,002
Total operating expenses	430,130
Expenses reimbursed by Advisor	(136,764)
Net expenses	293,366
Net investment income	882,675
Net realized gain (loss) on:
Investments in unaffiliated issuers	(516,355)
Futures contracts	—
Securities sold short	—
Swap agreements	—
Forward foreign currency contracts	(35,141)
Foreign currency transactions	53,757
Net realized gain (loss)	(497,739)
Change in net unrealized appreciation (depreciation) on:
Investments	6,124,876
Futures contracts	—
Securities sold short	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	1,698
Change in net unrealized appreciation (depreciation)	6,126,574
Net realized and unrealized gain (loss)	5,628,835
Net increase in net assets resulting from operations	$6,511,510

[1]	Includes affiliated income from UBS Private Money Market Fund LLC of $619 and $1,929 for UBS-HALO Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund, respectively.

Financial statements

See accompanying notes to financial statements.

UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$1,235,897	$4,535,385	$5,469
—	1,703	2,650,587
24,266	—	—
(135,515)	—	—
1,124,648	4,537,088	2,656,056

90,000	90,000	90,000
55,393	74,596	55,397
119,548	113,435	117,375
8,509	8,508	8,508
31,610	61,108	41,139
2,324	10,376	6,518
15,303	16,043	15,270
—	1,327,477	—
20,960	18,221	14,052
343,647	1,719,764	348,259
(235,947)	(158,752)	(119,655)
107,700	1,561,012	228,604
1,016,948	2,976,076	2,427,452

(1,089,329)	3,128,356	(1,913,180)
—	—	194,956
—	(745,070)	—
—	—	(82,028)
191,869	—	2,362,428
(38,682)	(2,173)	61,651
(936,142)	2,381,113	623,827

893,796	21,510,554	4,106,361
—	—	(4,856)
—	(2,926,390)	—
—	—	219,881
6,990	—	(369,397)
(12,189)	(5,039)	4,645
888,597	18,579,125	3,956,634
(47,545)	20,960,238	4,580,461
$969,403	$23,936,314	$7,007,913

Financial statements

Statement of changes in net assets

	UBS-HALO Emerging Markets Equity Relationship Fund
	Year ended December 31, 2016	Year ended December 31, 2015
Operations:
Net investment income	$882,675	$1,366,400
Net realized gain (loss)	(497,739)	5,332,752
Change in net unrealized appreciation (depreciation)	6,126,574	1,064,006
Contributions from Advisor	—	—
Net increase (decrease) in net assets resulting from operations	6,511,510	7,763,158
Beneficial interest transactions:
Proceeds from shares sold	—	7,950,000
Cost of shares redeemed in- kind	—	(81,432,529)
Cost of shares redeemed	(14,219,096)	(82,987,533)
Transaction charges	106,119	619,071
Net increase (decrease) in net assets resulting from beneficial interest transactions	(14,112,977)	(155,850,991)
Increase (decrease) in net assets	(7,601,467)	(148,087,833)
Net assets, beginning of year	58,593,611	206,681,444
Net assets, end of year	$50,992,144	$58,593,611
Shares sold	—	227,099
Shares redeemed in-kind	—	(2,113,720)
Shares redeemed	(392,477)	(2,173,318)
Net increase (decrease) in shares outstanding	(392,477)	(4,059,939)

Financial statements

See accompanying notes to financial statements.

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund		UBS Global Corporate Bond Relationship Fund
Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015

$1,016,948	$1,092,771	$2,976,076	$2,544,759	$2,427,452	$2,977,966
(936,142)	810,857	2,381,113	35,936,936	623,827	1,721,290
888,597	(4,448,539)	18,579,125	(38,445,930)	3,956,634	(7,362,242)
—	49,735	—	—	—	—
969,403	(2,495,176)	23,936,314	35,765	7,007,913	(2,662,986)

—	—	—	—	—	106,600,000
—	—	—	—	—	—
—	(4,000,000)	(328,401)	—	(61,741,121)	(21,500,000)
—	—	—	—	—	—
—	(4,000,000)	(328,401)	—	(61,741,121)	85,100,000
969,403	(6,495,176)	23,607,913	35,765	(54,733,208)	82,437,014
44,204,110	50,699,286	190,321,584	190,285,819	120,366,772	37,929,758
$45,173,513	$44,204,110	$213,929,497	$190,321,584	$65,633,564	$120,366,772
—	—	—	—	—	7,887,616
—	—	—	—	—	—
—	(178,773)	(15,000)	—	(4,471,654)	(1,610,815)
—	(178,773)	(15,000)	—	(4,471,654)	6,276,801

Financial statements

Statement of cash flows

For the year ended December 31, 2016

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$23,936,314
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(129,918,406)
Proceeds from disposition of investment securities	133,529,323
Covers of securities sold short	(22,873,608)
Proceeds from securities sold short	19,172,941
Purchases of short-term investments, net	(348,070)
Net realized (gain)/loss on investments	(3,128,356)
Net realized (gain)/loss on securities sold short	745,070
Change in unrealized (appreciation)/depreciation on investments	(21,510,554)
Change in unrealized (appreciation)/depreciation on securities sold short	2,926,390
Decrease in due from Advisor	14,787
Increase in dividends receivable	(67,587)
Increase in cash collateral for securities sold short	(2,205,101)
Increase in other assets	(2,269)
Decrease in dividends payable and security loan fees for securities sold short	(6,234)
Decrease in accrued expenses and other liabilities	(27,968)
Net cash provided by operating activities	236,672
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	(328,401)
Net cash used in financing activities	(328,401)
Net decrease in cash	(91,729)
Cash:
Beginning of year	103,903
End of year	$12,174

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS-HALO Emerging Markets Equity Relationship Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$32.9490	$35.4013	$35.5125	$39.0123	$33.1700
Income from investment operations:
Net investment income[1]	0.5175	0.4189	0.7564	0.7649	0.8392
Net realized and unrealized gain (loss)	3.2665	(3.0610)	(0.9498)	(4.3288)	4.7031
Total income (loss) from investment operations	3.7840	(2.6421)	(0.1934)	(3.5639)	5.5423
Transaction charges	0.0622	0.1898	0.0822	0.0641	0.3000
Net asset value, end of year	$36.7952	$32.9490	$35.4013	$35.5125	$39.0123
Total investment return[2]	11.67%	(6.93)%	(0.31)%	(8.97)%	17.61%
Ratios to average net assets:
Expenses before expense reimbursement	0.7331%	0.4958%	0.3131%	0.2762%	0.2590%
Expenses after expense reimbursement	0.5000%	0.4958%	0.3131%	0.2762%	0.2590%
Net investment income	1.50%	1.15%	2.10%	2.09%	2.29%
Supplemental data:
Net assets, end of year (000’s)	$50,992	$58,594	$206,681	$277,898	$355,804
Portfolio turnover rate	55%	57%	39%	58%	72%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at the net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS International Equity Relationship Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.4992	$21.7114	$22.2226	$18.6471	$15.5990
Income (loss) from investment operations:
Net investment income[1]	0.4716	0.4992	0.7231	0.4788	0.4982
Net realized and unrealized gain (loss)	(0.0220)	(1.7341)	(1.2343)	3.0967	2.5499
Net increase from payment by Advisor	—	0.0227	—	—	—
Total income (loss) from investment operations	0.4496	(1.2122)	(0.5112)	3.5755	3.0481
Net asset value, end of year	$20.9488	$20.4992	$21.7114	$22.2226	$18.6471
Total investment return[2]	2.19%	(5.58)%[3]	(2.30)%	19.18%	19.52%
Ratios to average net assets:
Expenses before expense reimbursement	0.7977%	0.7049%	0.5932%	0.5506%	0.6470%
Expenses after expense reimbursement	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Net investment income	2.36%	2.28%	3.20%	2.35%	2.92%
Supplemental data:
Net assets, end of year (000’s)	$45,174	$44,204	$50,699	$53,153	$51,520
Portfolio turnover rate	42%	40%	37%	29%	26%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	During the year ended December 31, 2015, the Advisor reimbursed the Fund $49,735, which was determined to be the value of the ineligible services paid for from the Fund’s dealing commissions. If payment from Advisor was not made, the estimated total return would have been -5.69%.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.3223	$20.3185	$17.1890	$12.6822	$11.1153
Income from investment operations:
Net investment income[1]	0.3179	0.2717	0.2298	0.2100	0.1366
Net realized and unrealized gain (loss)	2.2396	(0.2679)	2.8997	4.2968	1.4303
Total income from investment operations	2.5575	0.0038	3.1295	4.5068	1.5669
Net asset value, end of year	$22.8798	$20.3223	$20.3185	$17.1890	$12.6822
Total investment return[2]	12.58%	0.02%	18.20%	35.54%	14.10%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8837%	0.8318%	0.9371%	0.9089%	1.4375%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8021%	0.7608%	0.8666%	0.8068%	1.3360%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	1.53%	1.29%	1.24%	1.39%	1.13%
Supplemental data:
Net assets, end of year (000’s)	$213,929	$190,322	$190,286	$160,978	$119,271
Portfolio turnover rate	51%	48%	41%	56%	66%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Global Corporate Bond Relationship Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.2147	$13.3945	$12.4578	$12.5393	$11.2295
Income (loss) from investment operations:
Net investment income[1]	0.3678	0.3493	0.3740	0.3884	0.4382
Net realized and unrealized gain (loss)	0.5722	(0.5291)	0.5627	(0.4699)	0.8716
Total income (loss) from investment operations	0.9400	(0.1798)	0.9367	(0.0815)	1.3098
Net asset value, end of year	$14.1547	$13.2147	$13.3945	$12.4578	$12.5393
Total investment return[2]	7.11%	(1.34)%	7.52%	(0.66)%	11.68%
Ratios to average net assets:
Expenses before expense reimbursement	0.3809%	0.3033%	0.8104%	0.3968%	0.2076%
Expenses after expense reimbursement	0.2500%	0.2364%	0.2000%	0.2000%	0.2000%
Net investment income	2.65%	2.61%	2.87%	3.11%	3.69%
Supplemental data:
Net assets, end of year (000’s)	$65,634	$120,367	$37,930	$31,991	$125,726
Portfolio turnover rate	28%	38%	31%	88%	64%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering multiple series representing separate investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust has four series available for investment, each having its own investment objectives and policies: UBS-HALO Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS Global Corporate Bond Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each of the Funds is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Funds. UBS AM is indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The update provides guidance about management’s responsibility to evaluate whether there is substantial doubt about the entity’s ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Funds’ ability to continue as a going concern.

UBS Relationship Funds

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions: None of the Funds currently intends to declare and pay distributions.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

UBS Relationship Funds

Notes to financial statements

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund’s assets are traded in other markets on days when the NYSE is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

UBS Relationship Funds

Notes to financial statements

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) (formerly, UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds

Notes to financial statements

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2016, the Funds did not hold any TBA securities.

Asset-backed securities: Certain Funds may invest in asset-backed securities (“ABS”), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Short sales: UBS U.S. Equity Alpha Relationship Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

UBS Relationship Funds

Notes to financial statements

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2016, the Funds did not hold any options written.

UBS Relationship Funds

Notes to financial statements

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate and credit default swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals

UBS Relationship Funds

Notes to financial statements

based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section “Credit default swap agreements on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts

UBS Relationship Funds

Notes to financial statements

received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2016.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2016 is reflected in the Statement of assets and liabilities.

At December 31, 2016, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives[1]
	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$438,127	$—	$438,127
Futures contracts	27,102	—	—	27,102
Swap agreements	—	—	487	487
Total value	$27,102	$438,127	$487	$465,716

Table footnotes begin on page 66.

UBS Relationship Funds

Notes to financial statements

Liability derivatives[2]
	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$(221,965)	$—	$(221,965)
Futures contracts	(55,512)	—	—	(55,512)
Swap agreements	—	—	(90,232)	(90,232)
Total value	$(55,512)	$(221,965)	$(90,232)	$(367,709)

During the period ended December 31, 2016, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$2,362,428	$—	$2,362,428
Futures contracts	194,956	—	—	194,956
Options purchased	—	—	(13,040)	(13,040)
Swap agreements	—	—	(82,028)	(82,028)
Total net realized gain (loss)	$194,956	$2,362,428	$(95,068)	$2,462,316
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(369,397)	$—	$(369,397)
Futures contracts	(4,856)	—	—	(4,856)
Swap agreements	—	—	219,881	219,881
Total change in net unrealized appreciation (depreciation)	$(4,856)	$(369,397)	$219,881	$(154,372)

[1]	In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.
[2]	In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.
[3]	The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.
[4]	The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations on change in net unrealized appreciation (depreciation) on investments.

UBS-HALO Emerging Markets Relationship Fund had net realized losses of $35,141 on forward foreign currency contracts related to foreign exchange risk.

UBS International Equity Relationship Fund had net realized gains of $191,869 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $6,990 on forward foreign currency contracts related to foreign exchange risk.

UBS Relationship Funds

Notes to financial statements

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement (“MNA”) or similar agreement were follows:

UBS International Equity Relationship Fund

Derivative financial instruments:	Assets	Liabilities
Forward foreign currency contracts	$129,603	$(80,717)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$129,603	$(80,717)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$129,603	$(80,717)	$—	$48,886

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
JPMCB	$(80,717)	$80,717	$—	$—

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement (“MNA”) or similar agreement were follows:

UBS Global Corporate Bond Relationship Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$438,127	$(221,965)
Futures contracts[1]	27,102	(55,512)
Swap agreements[1]	487	(90,232)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$465,716	$(367,709)
Derivatives not subject to a MNA or similar agreements	(27,102)	111,854
Total gross amount of assets and liabilities subject to MNA or similar agreements	$438,614	$(255,855)

Table footnotes begin on page 68.

UBS Relationship Funds

Notes to financial statements

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Assets
CITI	$487	$(487)	$—	$—
JPMCB	49,342	(49,342)	—	—
SSB	268,835	—	—	268,835
WBC	119,950	(119,950)	—	—
Total	$438,614	$(169,779)	$—	$268,835

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Liabilities
BB	$(1,096)	$—	$—	$(1,096)
CITI	(1,321)	487	—	(834)
GSI	(2,869)	—	—	(2,869)
JPMCB	(128,261)	49,342	—	(78,919)
WBC	(122,308)	119,950	—	(2,358)
Total	$(255,855)	$169,779	$—	$(86,076)

[1]	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS-HALO Emerging Markets Equity Relationship Fund	0.5000%
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2500

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

UBS Relationship Funds

Notes to financial statements

At December 31, 2016, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$16,433
UBS U.S. Equity Alpha Relationship Fund	9,802
UBS Global Corporate Bond Relationship Fund	12,131

At December 31, 2016, USB-HALO Emerging Markets Equity Relationship Fund owed the Advisor $8,169 for certain expenses.

During the year ended December 31, 2016, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$136,764
UBS International Equity Relationship Fund	235,947
UBS U.S. Equity Alpha Relationship Fund	158,752
UBS Global Corporate Bond Relationship Fund	119,655

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Amounts relating to those investments for the year ended December 31, 2016 have been included near the end of each Fund’s Portfolio of investments.

During the year ended December 31, 2016, the Funds could invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operated in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market was managed by the Advisor and was offered only to mutual funds and certain other accounts managed by the Advisor. UBS AM acted as managing member of Private Money Market and received a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM might have, in its sole discretion, waived all or any portion of the management fee to which it might have been entitled from time to time in order to maintain operating expenses at a certain level. On June 2, 2016, the Board of Trustees approved changing the Funds’ reinvestment option for cash collateral from securities lending activities from Private Money Market to JPMorgan U.S. Government Money Market Fund; the change went into effect on June 15, 2016. Distributions received from Private Money Market and JPMorgan U.S. Government Money Market Fund, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments in Private Money Market for the year ended December 31, 2016 have been included near the end of each Fund’s Portfolio of investments.

The following Fund has incurred brokerage commissions with UBS Group AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2016, were as follows:

Fund	Amount
UBS U.S. Equity Alpha Relationship Fund	$170

UBS Relationship Funds

Notes to financial statements

Securities lending

Each Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government or government agency securities or, under certain conditions, bank letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Effective June 15, 2016, cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund’s Portfolio of investments. Prior to that, cash collateral received was invested in Private Money Market.

At December 31, 2016, the Funds did not have any securities on loan.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the “Committed Credit Facility”) with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. During the period ended December 31, 2016, the Funds had no borrowings from the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2016, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$63
UBS U.S. Equity Alpha Relationship Fund	11,097

UBS Relationship Funds

Notes to financial statements

Purchases and sales of securities

For the period ended December 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS-HALO Emerging Markets Equity Relationship Fund	$31,957,580	$45,082,287
UBS International Equity Relationship Fund	17,993,794	17,853,253
UBS U.S. Equity Alpha Relationship Fund (long transactions)	129,475,951	133,208,279
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	22,873,608	19,172,941
UBS Global Corporate Bond Relationship Fund	24,394,629	71,034,292

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Transaction charges

Investors in UBS-HALO Emerging Markets Equity Relationship Fund are subject to a transaction charge upon redemption of the Fund’s shares equal to 0.75% of the net asset value of the redeemed shares. Redemption requests for the Fund are paid at net asset value less the transaction charge. The proceeds of the transaction charge are retained by the Fund to offset trading costs associated with redemptions. Redemptions made in-kind with securities are not subject to the transaction charge. For the periods ended December 31, 2016 and December 31, 2015, transaction charges received by UBS-HALO Emerging Markets Equity Relationship Fund were $106,119 and $619,071, respectively.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2016, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2016, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS-HALO Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS Global Corporate Bond Relationship Fund) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statement of cash flows of UBS U.S. Equity Alpha Relationship Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds constituting UBS Relationship Funds at December 31, 2016, the results of their operations for the year then ended, the cash flows of UBS U.S. Equity Alpha Relationship Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Adela Cepeda; 58 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC since 2016. From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).
John J. Murphy; 72 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the presi- dent of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three invest- ment companies (consist- ing of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Abbie J. Smith; 63 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co- founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/ director (since 2000) and a member of the audit committee of the Dimensional Funds complex (123 Portfolios).
Frank K. Reilly; 81 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidiaries of Discover Financial Services, and Mr. Reilly is Chairman of the Audit Committee for the Bank.

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas; 65 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole share- holder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a trustee of three investment companies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chair- man of the Audit Committee for NorthShore University HealthSystem, a not-for- profit healthcare organi- zation, and a director and member, (since January 2016) of the Audit Committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded in- surance company head- quartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012—October 2015), a member of the Audit Committee (2012—October 2015) and Chairman of the Investment and Finance Committees (2014—October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Trustee and officer information (unaudited)

Interested Trustee:
Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
E. Blake Moore, Jr.; 58[2]*	Interested Trustee	Since June 2015	Mr. Moore is a Managing Director and head of Americas at UBS Asset Management (Americas) Inc. (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Asset Management, Mr. Moore was Executive Vice President, head of distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent over six years at Allianz Global Investors in New York where he held a number of senior man- agement roles. Most re- cently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas- Applegate Capital Management.	Mr. Moore is a trustee of three investment compa- nies (consisting of 24 portfolios) for which UBS AM serves as investment advisor or manager.	None

Trustee and officer information (unaudited)

Officers:
Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 51	Chief Compliance Officer	Since July 2014	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (from 2007 to 2015)) at UBS AM and UBS Asset Management (US) Inc. (collectively, “UBS AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Rose Ann Bubloski*; 48	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Mark E. Carver*; 53	President	Since 2010	Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Thomas Disbrow*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director (from 2007 to 2011)) and since January 2016 is global head of registered fund product control (prior to which he was head of the North American fund treasury administration department of UBS AM—Americas region (from 2011–2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Mark F. Kemper**; 58	Vice President and Secretary	Since 1999	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Joanne M. Kilkeary*; 48	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 45	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Joshua M. Lindauer*; 29	Vice President and Assistant Secretary	Since 2016	Mr. Lindauer is an associate director and associate general counsel of UBS AM-Americas region (since May 2016). Prior to joining UBS AM-Americas region, Mr. Lindauer was an associate counsel at Fred Alger Management, Inc. (from 2015 to 2016) and a paralegal (from 2014 to 2015). From 2010 to 2014, Mr. Lindauer was a law student. Mr. Lindauer is a vice president and assistant secretary of 10 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.
William T. MacGregor*; 41	Vice President and Assistant Secretary	Since 2015	Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Nancy D. Osborn*; 50	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Eric Sanders*; 51	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Keith A. Weller*; 55	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.
Mandy Yu*; 33	Vice President	Since March 2013	Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 13 investment companies (consisting of 74 portfolios) for which UBS AM serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028
**	This person’s business address is One North Wacker Drive, Chicago, IL 60606.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $170,386 and $252,511, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $10,554 and $15,760 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2016 and 2015 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $69,409 and $79,775, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2016 and December 31, 2015, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust, when without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2016 and December 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2016, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by E&Y of $204,963 and $397,582 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2016	2015
Covered Services	$79,963	$95,535
Non-Covered Services	$125,000	$302,047

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:     March 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:     March 13, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:     March 13, 2017